                                                                     EXHIBIT C.2

                             JANNEY MONTGOMERY SCOTT

                        I N V E S T M E N T  B A N K I N G

                                Established 1832

                               Presentation to the
                              Board of Directors of

                                [SUNSOURCE LOGO]

                                 April 19, 2001

Table of Contents
--------------------------------------------------------------------------------

  SECTION

     1                                                              INTRODUCTION

     2                                                              KAR PRODUCTS

     3                                             SUNSOURCE TECHNOLOGY SERVICES

     4                                                         THE HILLMAN GROUP

     5                                                         VALUATION SUMMARY


   EXHIBITS

     1                                        HISTORICAL STOCK PRICE PERFORMANCE

     2                                                    STOCK PREMIUM ANALYSIS

     3                                    OVERVIEW OF ALLIED CAPITAL CORPORATION

                                              AND SELECTED ALLC RESEARCH REPORTS



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--------------------------------------------------------------------------------

INTRODUCTION




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Introduction - Background
--------------------------------------------------------------------------------




         - SunSource, Inc. ("SunSource" or the "Company") has for some time been evaluating various alternatives to enhance shareholder value.

         - Recently, SunSource was approached by Allied Capital Corporation ("Allied") regarding a possible business combination.

         - On April 6, 2001, Allied proposed a stock for stock merger offering $10.25 in Allied common stock for each share of SunSource common stock (the "Transaction"). Outstanding options and warrants would vest at closing in accordance with their terms, and the Company's indebtedness and trust preferred securities would remain outstanding.

         - The purpose of the following presentation is to provide the Board with various valuation data relevant to its consideration of the proposed Transaction.


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Introduction - Two Types of Value
--------------------------------------------------------------------------------


 -  Equity Value:       The value of an ownership interest, e.g. in a
                        corporation, the value of its common stock.

 -  Enterprise Value:   The value of the entire entity, i.e. equity value plus
                        net debt.



                          [ENTERPRISE VALUE PIE CHART]



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Transaction Value
--------------------------------------------------------------------------------

        CALCULATION OF TRANSACTION'S EQUITY VALUE:

                  NUMBER OF SHARES      STRIKE          NUMBER OF       CONSIDERATION
                    OUTSTANDING        PROCEEDS     DILUTED SHARES (1)   PAID@$10.25
                  ----------------    ----------    -----------------   -------------
Common Shares         6,882,409       $         -         6,882,409       $70,544,692
Options (2)             356,000         1,526,813           207,043         2,122,188
Warrants (3)            285,000             2,850           284,722         2,918,400
                    -----------       -----------       -----------       -----------
   Total              7,523,409       $ 1,529,663         7,374,174        75,585,280
                                                                          ===========


        CALCULATION OF TRANSACTION'S ENTERPRISE VALUE:

                                         AS OF
(dollars in thousands)                  3/31/01
                                     -------------
Revolving Credit Line                $  67,284,000
Senior Secured Term Loan                 2,500,000
Subordinated Notes (4)                  44,102,000
Trust Preferred Securities             105,446,000
Less: Cash                              (2,378,000)
                                     -------------
    Net Debt                         $ 216,954,000

Equity Value                            75,585,280
                                     -------------

Total Enterprise Value               $ 292,539,280
                                     =============


(1) Treasury method used to calculate resulting diluted shares outstanding from options and warrants.

(2) Includes in-the-money options only; please refer to the following page for calculation.

(3) Strike proceeds on Allied warrants assume a price of $0.01 per share.

(4) Subordinated debt includes $29.9 million owed to Allied, $2.8 million owed to Axxess, and $12.2 million owed to Warburg.

    The $2.8 million due to Axxess was repaid on April 6, 2001.



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Introduction - Options Outstanding
--------------------------------------------------------------------------------

  OPTION OR                                  OPTIONS            EXERCISE            STRIKE
INCENTIVE PLAN                            OUTSTANDING (1)        PRICE            PROCEEDS (2)
--------------                            ---------------       --------          ------------
1998 Plan:
----------
   1998 Grant                                121,495           $  18.813          $         -
                                              90,000              15.991                    -
   1999 Grant                                 90,000              18.375                    -

1999 Plan:
----------
   1999 Grant                                267,000              15.000                    -
                                              50,000              15.625                    -
                                              55,000              12.750                    -
   2000 Grant                                293,500               4.500            1,320,750
                                              22,500               3.825               86,063
                                              40,000               3.000              120,000
                                                                                  -----------
                                                                                  $ 1,526,813
                                                                                  ===========


(1) As of April 16, 2001

(2) Equals options outstanding times the exercise price.



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Introduction - Valuation Methodologies
--------------------------------------------------------------------------------


 - In analyzing whether or not the consideration to be received is fair to shareholders from a financial point of view, reference is often made to three widely accepted valuation methodologies:

        - COMPARABLE COMPANY ANALYSIS - looks at the financial and stock market performance of comparable publicly traded companies

        - COMPARABLE TRANSACTION ANALYSIS - looks at the multiples and premiums at which comparable mergers and acquisitions have taken place

        - DISCOUNTED CASH FLOW ANALYSIS - looks at a company's ability to generate future free cash flow

    These three methodologies are applied, as appropriate, to a Company's historical and projected financial results.

 - In addition, a review of a Company's HISTORICAL STOCK PRICE PERFORMANCE AND THE STOCK PRICE PREMIUM offered in a proposed transaction are relevant as background information in evaluating a proposal.

 - The results of these analyses provide the principal support for a fairness opinion. However, other factors and analyses are considered, including ones not purely "mathematical" in nature.



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Approach to Valuation
--------------------------------------------------------------------------------

 -  In evaluating the best approach to analyze SunSource, two items stand out:

        - First, the Company operates not just one business, but rather is comprised of three distinct entities:

                - Kar Products
                - SunSource Technology Services
                - The Hillman Group

           Of the three, Hillman generates the bulk of SunSource's value.

        - Second, the Company's reported financial results were impacted by the numerous acquisitions and divestitures completed during 2000:

                - Sale of Kar (March)                  - Purchase of Brafasco (October)
                - Purchase of Axxess (April)           - Purchase of Sharon-Philstone (November)
                - Sale of Harding Glass (April)        - Liquidation of Mexico Int. Supp. (Ongoing)

 - As a result, we believe the most appropriate approach to valuing the Company is to analyze SunSource (i) from a "sum of the parts" perspective, rather than on a consolidated basis, and (ii) on a proforma basis, i.e. as if the acquisitions and divestitures were effective as of January 1, 2000.



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--------------------------------------------------------------------------------

KAR PRODUCTS




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Kar Products - Overview
--------------------------------------------------------------------------------

         - Kar Products, Inc. ("Kar") provides personalized, small parts inventory management services to low volume customers. Kar packages and inventories over 40,000 items, the largest category of which is fasteners. Parts are purchased from over 700 regular vendors.

         - In March, 2000, the Company raised capital by contributing its Kar operations to a newly formed partnership, G-C Sun Holdings LP ("G-C"), affiliated with Glencoe Capital LLC ("Glencoe"). The Company received $105 million in cash proceeds from the transaction through repayment of assumed debt, and retained a 49% minority interest in G-C. Glencoe, a private equity firm, obtained a 51% controlling interest.

         - After the Brafasco acquisition in October 2000, the Company retained a 44% minority interest in Kar and accounts for its investment under the equity method.

         - Pro forma financial results at Kar have been solid, but flat over the past several years.



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Kar Products - Key Income Statement Items
--------------------------------------------------------------------------------


                                                                For the Year Ended December 31,
                                           ------------------------------------------------------------------------
                                                            Actual                        Proforma (1)       Plan
                                           ----------------------------------------       -----------      --------
                                             1997            1998            1999            2000            2001
                                           --------        --------        --------        --------        --------
                                                                (in thousands, except per share data)
Net Revenues                               $139,794        $139,746        $142,479        $149,048        $155,987
   Growth (Decline) in Revenues                 N/A             0.0%            2.0%            4.6%            4.7%

Cost of Sales                                42,623          42,744          45,641          48,647          50,915
                                           --------        --------        --------        --------        --------

Gross Profit                                 97,171          97,002          96,838         100,401         105,072
   Gross Margin                                69.5%           69.4%           68.0%           67.4%           67.4%

Operating Expenses                           71,350          71,100          71,967          75,174          78,729
                                           --------        --------        --------        --------        --------

Operating Cash Flow (EBITDA)               $ 25,821        $ 25,902        $ 24,871        $ 25,227        $ 26,343
                                           ========        ========        ========        ========        ========
   EBITDA Margin                               18.5%           18.5%           17.5%           16.9%           16.9%

   Depreciation & Amortization                                                                6,515           6,515
                                                                                           --------        --------

Operating Income (EBIT)                                                                      18,712          19,828
                                                                                           --------        --------
   Interest (Income)/Expense                                                                 11,032          11,249
                                                                                           --------        --------

Profit (Loss) Before Taxes                                                                    7,680           8,579
                                                                                           --------        --------
   Proforma Income Taxes (2)                                                                  3,072           3,432
                                                                                           --------        --------

Proforma Net Income                                                                        $  4,608        $  5,147
                                                                                           ========        ========


 -  Results thus far in 2001 have been disappointing. Kar's Plan projected
    Sales and EBITDA of $38,964 and $6,513, respectively, for the first quarter; actual results were $36,370 and $5,264, respectively. As a result of first quarter performance, Kar is not likely to achieve its original Plan.


-----------------------------
(1) Assumes the acquisition of Brafasco had been consummated on January 1, 2000.

(2) Assumes a tax rate of 40%


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Kar Products - Comparable Companies Summary
--------------------------------------------------------------------------------

                                             LTM (1)         LTM (1)          LTM (1)            LTM (1)  2001(P) (2)
                                         REVENUE          EBITDA             EBIT         NET INCOME          EPS
                                         -------          ------             ----         ----------          ---
Barnes Group Inc (B)                   $  766,275       $   97,946       $   60,946       $   33,579        N/A
Hughes Supply Inc (HUG)                 3,310,163          137,801          105,489           39,915        1.88
Industrial Distr Group Inc (IDG)          546,681           12,254            7,141             (462)       N/A
Lawson Products (LAWS)                    348,967           48,487           41,824           28,136        N/A


                                                          ENTERPRISE VALUE /                           EQUITY VALUE /
                                             ----------------------------------------         --------------------------------
                                                 LTM             LTM              LTM                LTM               2001(P)
                                             REVENUE          EBITDA             EBIT         NET INCOME            NET INCOME
                                             --------         ------             ----         ----------            ----------
Barnes Group Inc (B)                             0.7  x          5.6  x           9.0  x            10.2  x               N/A
Hughes Supply Inc (HUG)                          0.3  x          6.3  x           8.2  x             8.7  x                7.8  x
Industrial Distr Group Inc (IDG)                 0.1  x          6.1  x          10.4  x              NM                   N/A
Lawson Products (LAWS)                           0.6  x          4.7  x           5.4  x             9.5  x                N/A


                                            ENTERPRISE VALUE /                             EQUITY VALUE /
                               --------------------------------------           -------------------------------
                                   LTM             LTM            LTM                  LTM              2001(P)
                               REVENUE          EBITDA           EBIT           NET INCOME           NET INCOME
                               -------          ------           ----           ----------           ----------
High                               0.7  x          6.3  x        10.4  x              10.2  x               7.8  x
Low                                0.1             4.7            5.4                  8.7                  7.8
Median                             0.5             5.8            8.6                  9.5                  7.8
Adjusted Average (3)               0.5             5.8            8.6                  9.5                  7.8


----------------------
(1) LTM figures for the period ending December 31, 2000.

(2) Represent First Call consensus estimates; Estimates have been calendarized.

(3) Adjusted to exclude the highest and lowest value before averaging.



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Kar Products - Comparable Companies Analysis
--------------------------------------------------------------------------------

                                       LTM EBITDA: $ 25,227                       LTM EBIT: $ 18,712
                             --------------------------------------       --------------------------------------
                               5.0x           5.5x           6.0x           8.0x           8.5x           9.0x
                             --------       --------       --------       --------       --------       --------

Enterprise Value             $126,135       $138,749       $151,362       $149,696       $159,052       $168,408
Less: Net Debt                 99,197         99,197         99,197         99,197         99,197         99,197
                             --------       --------       --------       --------       --------       --------
  Equity Value               $ 26,938       $ 39,552       $ 52,165       $ 50,499       $ 59,855       $ 69,211
                                x 44%          x 44%          x 44%          x 44%          x 44%          x 44%
                             --------       --------       --------       --------       --------       --------
                             $ 11,853       $ 17,403       $ 22,953       $ 22,220       $ 26,336       $ 30,453
                             ========       ========       ========       ========       ========       ========


                                     LTM NET INCOME: $ 4,608
                            ----------------------------------------
                              9.0x            9.5x            10.0x
                            --------        --------        --------

Enterprise Value                 N/A             N/A             N/A
Less: Net Debt                   N/A             N/A             N/A
                            --------        --------        --------
   Equity Value             $ 41,472        $ 43,776        $ 46,080
                               x 44%           x 44%           x 44%
                            --------        --------        --------
                            $ 18,248        $ 19,261        $ 20,275
                            ========        ========        ========


          VALUATION SUMMARY
-----------------------------------------

Low                              $ 11,853
High                               30,453
Median                             22,586
Average                            21,869
Adjusted Average (1)               22,228


          -------------------------------------------------------------
                 VALUATION RANGE TO SUNSOURCE: $20,000 - $25,000
          -------------------------------------------------------------


-----------------------
(1) Adjusted to exclude the highest and lowest value before averaging.



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--------------------------------------------------------------------------------

SUNSOURCE TECHNOLOGY SERVICES




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SunSource Technology Services - Overview
--------------------------------------------------------------------------------

         - SunSource Technology Services, Inc. ("STS") provides its customers with systems, parts and engineering services for hydraulic, pneumatic, electronic and related systems.

         - STS' operating performance has suffered recently due to a restructuring of its sales force in early 1999 and soft market conditions in 2000.

         - As a result of STS' historical and projected losses, Comparable Company Analysis and Comparable Transaction Analysis, which are based upon multiples of income or cash flow, are not meaningful.

         - Balance Sheet and Discounted Cash Flow Analysis suggests an equity value to SunSource in the range of $25 million to $30 million.



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STS - Key Income Statement Items
--------------------------------------------------------------------------------

                                                                  For the Year Ended December 31,
                                   ------------------------------------------------------------------------------------------------
                                            Actual                                          Projected
                                   ------------------------    --------------------------------------------------------------------
                                     1999           2000         2001           2002           2003           2004          2005
                                   ---------      ---------    ---------      ---------      ---------      ---------     ---------
                                                             (in thousands, except per share data)
Net Revenues                       $ 250,392      $ 228,730    $ 218,000      $ 230,000      $ 245,000      $ 260,000     $ 275,000
   Growth (Decline) in Revenues          N/A          -8.7%        -4.7%           5.5%           6.5%           6.1%          5.8%

Cost of Sales                        195,999        176,537      164,808        173,600        183,700        195,000       206,200
                                   ---------      ---------    ---------      ---------      ---------      ---------     ---------

Gross Profit                          54,393         52,193       53,192         56,400         61,300         65,000        68,800
   Gross Margin                        21.7%          22.8%        24.4%          24.5%          25.0%          25.0%         25.0%

Operating Expenses                    57,329         58,043       55,154         56,400         58,800         60,000        61,800
                                   ---------      ---------    ---------      ---------      ---------      ---------     ---------

Operating Cash Flow (EBITDA)          (2,936)        (5,850)      (1,962)             0          2,500          5,000         7,000
                                   ---------      ---------    ---------      ---------      ---------      ---------     ---------
   Depreciation & Amortization         2,141          2,631        2,550          2,550          2,550          2,550         2,550
                                   ---------      ---------    ---------      ---------      ---------      ---------     ---------

Operating Income (EBIT)            $  (5,077)     $  (8,481)   $  (4,512)     $  (2,550)     $     (50)     $   2,450     $   4,450
                                   =========      =========    =========      =========      =========      =========     =========


 - First quarter 2001 Sales results did not hit Plan, but the EBITDA Plan was achieved. STS' Plan projected Sales and EBITDA were $55,513 and $(411), respectively, for the first quarter; actual results were $52,928 and $(422), respectively. Updated forecasts project that breakeven EBITDA is not likely to occur until 2002



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Balance Sheet Value - Net Tangible Book
--------------------------------------------------------------------------------

                                         As of
                                        3/31/01
                                       --------
Assets
   Current Assets                      $ 56,232
   Net Fixed Assets                       4,439
   Goodwill                              15,880
   Other Assets                           1,246
                                       --------
     Total Assets                      $ 77,797
                                       ========

Liabilities
   Current Liabilities                 $ 29,952
   Long-term Liabilities                    565
                                       --------
     Total Liabilties                    30,517
Equity                                   47,280
                                       --------
Total Liabilities & Equity             $ 77,797
                                       ========



 -  STS's Equity Value is $47,280

 - Adjusting STS' Equity Value by eliminating Goodwill results in an adjusted, or net tangible, book value of $31,400.



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STS - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

                                                                           PROJECTED
                                                   -------------------------------------------------------------
                                                   12/31/01     12/31/02     12/31/03     12/31/04      12/31/05
                                                   ---------    ---------    ---------    ---------    ---------

Sales                                              $ 218,000    $ 230,000    $ 245,000    $ 260,000    $ 275,000
    - in A/R                                          (5,850)         (79)      (1,687)      (1,874)      (1,874)
                                                   ---------    ---------    ---------    ---------    ---------
Cash Sales                                           212,150      229,921      243,313      258,126      273,126

Cost of Goods Sold                                   164,808      173,600      183,700      195,000      206,200
    - in Inventory                                     1,373         (282)       1,812        2,052        2,158
    - in A/P                                             263          185       (1,188)      (1,346)      (1,415)
                                                   ---------    ---------    ---------    ---------    ---------
Cash Cost of Goods Sold                              166,444      173,503      184,324      195,706      206,943

Cash Gross Profit                                     45,706       56,418       58,990       62,420       66,183

Operating Expenses                                    57,704       58,950       61,350       62,550       64,350
Depreciation & Amortization                           (2,550)      (2,550)      (2,550)      (2,550)      (2,550)
                                                   ---------    ---------    ---------    ---------    ---------
Cash Operating Expenses                               55,154       56,400       58,800       60,000       61,800

Cash Operating Income                                 (9,448)          18          190        2,420        4,383

Less: 40.0% Pro Forma Tax on Taxable Net Income       (1,805)      (1,020)         (20)         980        1,780
Less: Capital Expenditures                               700          700          700          700          700
                                                   ---------    ---------    ---------    ---------    ---------

Unlevered FCF to Capital Providers                 $  (8,344)   $     338    $    (490)   $     740    $   1,903    $  45,500 (2)
Interest Expense Tax Shield                               77           70           70           70           70


-------------------------------------------------------------------
NPV of Unlevered FCF (1)                                  $ 17,759
Add: NPV of Tax Shields                                        252
Less: Present Value to Debt Holders                              -
                                                          --------
Enterprise Value Before Illiquidity Discount              $ 18,010
Illiquidity and Non-Control Discount                            0%
Total Enterprise Value                                    $ 18,010
Ownership Percentage                                          100%
VALUE OF ENTERPRISE INTEREST                              $ 18,010
-------------------------------------------------------------------



                                     EBITDA MULTIPLE RANGE
                           -------------------------------------------------------
                             5.5x        6.0x        6.5x        7.0x        7.5x
                           -------     -------     -------     -------     -------
                 15.0%     $16,253     $18,066     $19,880     $21,694     $23,507
DISCOUNT         16.0%     $15,439     $17,181     $18,922     $20,663     $22,404
   FACTOR        17.0%     $14,666     $16,338     $18,010     $19,683     $21,355
   RANGE         18.0%     $13,930     $15,537     $17,144     $18,750     $20,357
                 19.0%     $13,230     $14,774     $16,319     $17,863     $19,407


(1) Unlevered Free Cash Flows discounted at 17.0%, with only 70.1% of Year 1 Unlevered FCF (and Tax Shields) being captured.

(2) Assumes a terminal value equal to last year EBITDA of $7.0 million multiplied by an EBITDA multiple of 6.5x, the approximate current average Enterprise Value/EBITDA multiple of Applied Ind. Tech., Genuine Parts, Grainge, and Wesco Int'l.



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


--------------------------------------------------------------------------------

THE HILLMAN GROUP





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The Hillman Group - Overview
--------------------------------------------------------------------------------


         - The Hillman Group, Inc. ("Hillman") provides small hardware items and merchandising services to retail outlets through a nationwide sales and service organization. This operating unit includes the business of Axxess Technologies, Inc. ("Axxess"), a manufacturer and marketer of key duplication and identification systems acquired by SunSource in April 2000.

         - Hillman is SunSource's largest and strongest business unit. The unit's operating cash flow (EBITDA) in 2000 was approximately $38 million and is projected to grow to roughly $47 million in 2001.

         - Because (i) the allocation of SunSource's debt and trust preferred securities among its various business units is based on tax planning, and (ii) the accounting treatment of goodwill amortization is likely to change effective later this year, an Enterprise Value analysis is more meaningful than an Equity Value analysis.

         - A key issue is the extent to which Hillman's operating results should, for valuation purposes, be burdened with corporate expenses.



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


The Hillman Group - Key Income Statement Items
--------------------------------------------------------------------------------

                                                                                For the Year Ended December 31,
                                                                                -------------------------------
                                                                                   Actual       Proforma (1)
                                                                                  ------------------------
                                                                                    1999           2000
                                                                                  ---------      ---------
                                                                           (in thousands, except per share data)
Net Revenues                                                                      $ 231,878      $ 239,178
  Growth (Decline) in Revenues                                                       194.0%           3.1%

Cost of Sales                                                                       106,057        104,512
                                                                                  ---------      ---------

Gross Profit                                                                        125,821        134,667
  Gross Margin                                                                        54.3%          56.3%

Operating Expenses - Hillman (2) (3)                                                 92,934         93,895
                                                                                  ---------      ---------

---------------------------------------------------------------------------------------------------------------
NO BURDEN
Operating Cash Flow (EBITDA)                                                      $  32,887      $  40,772
                                                                                  =========      =========

Operating Income (EBIT)                                                                          $  28,176
                                                                                                 =========
---------------------------------------------------------------------------------------------------------------

Original Operating Expenses- Corporate (4)                                            6,870          8,295
                                                                                  ---------      ---------

Revised Operating Expenses- Corporate (5)                                             6,870          2,500
                                                                                  ---------      ---------

---------------------------------------------------------------------------------------------------------------
WITH BURDEN  (UTILIZING THE REVISED CORPORATE OPERATING EXPENSE PROJECTIONS)

Adjusted Operating Cash Flow (EBITDA)                                             $  26,017      $  38,272
                                                                                  =========      =========

Adjusted Operating Income (EBIT)                                                                 $  25,676
                                                                                                 =========
---------------------------------------------------------------------------------------------------------------


                                                                                        For the Year Ended December 31,
                                                                               -----------------------------------------------------
                                                                                                      Projected
                                                                               -----------------------------------------------------
                                                                                 2001       2002       2003       2004       2005
                                                                               ---------  ---------  ---------  ---------  ---------
                                                                                       (in thousands, except per share data)
Net Revenues                                                                   $ 260,038  $ 292,557  $ 321,820  $ 347,566  $ 371,895
  Growth (Decline) in Revenues                                                      8.7%      12.5%      10.0%       8.0%       7.0%

Cost of Sales                                                                    114,079    128,462    141,192    152,487    163,161
                                                                               ---------  ---------  ---------  ---------  ---------

Gross Profit                                                                     145,959    164,095    180,628    195,078    208,734
  Gross Margin                                                                     56.1%      56.1%      56.1%      56.1%      56.1%

Operating Expenses - Hillman (2) (3)                                             100,902    110,911    121,598    131,166    140,207
                                                                               ---------  ---------  ---------  ---------  ---------

------------------------------------------------------------------------------------------------------------------------------------
NO BURDEN
Operating Cash Flow (EBITDA)                                                   $  45,057  $  53,184  $  59,030  $  63,912  $  68,526
                                                                               =========  =========  =========  =========  =========

Operating Income (EBIT)                                                        $  30,753  $  39,927  $  45,773  $  50,655  $  55,269
                                                                               =========  =========  =========  =========  =========
------------------------------------------------------------------------------------------------------------------------------------

Original Operating Expenses- Corporate (4)                                         5,000      4,500      3,800      3,800      3,800
                                                                               ---------  ---------  ---------  ---------  ---------

Revised Operating Expenses- Corporate (5)                                          2,500      2,500      2,500      2,500      2,500
                                                                               ---------  ---------  ---------  ---------  ---------

------------------------------------------------------------------------------------------------------------------------------------
WITH BURDEN  (UTILIZING THE REVISED CORPORATE OPERATING EXPENSE PROJECTIONS)

Adjusted Operating Cash Flow (EBITDA)                                          $  42,557  $  50,684  $  56,530  $  61,412  $  66,026
                                                                               =========  =========  =========  =========  =========

Adjusted Operating Income (EBIT)                                               $  28,253  $  37,427  $  43,273  $  48,155  $  52,769
                                                                               =========  =========  =========  =========  =========
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------
(1) Assumes the acquisition of Axxess and Sharon-Philstone had been consummated on January 1, 2000.

(2) Assumes $5 million in cost cutting initiatives undertaken throughout FY2000 were fully realized on January 1, 2000.

(3) Includes, for 2001-2005, a contingency reserve of $2 million per year, consistent with management's March 2001 Board presentation.

(4) Original projections for Corporate Operating Expenses consistent with management's March 2001 Board presentation.

(5) Revised projections for Corporate Operating Expenses based on further discussion with management.



                                                     ---------------------------
22                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

The Hillman Group - Comparable Companies Summary
--------------------------------------------------------------------------------

                                                  LTM (1)          LTM (1)          LTM (1)          LTM (1)   2001(P) (2)
                                              REVENUE           EBITDA             EBIT       NET INCOME           EPS
                                           ----------       ----------       ----------       ----------       ---------
SERVICE MERCHANDISERS
---------------------
Central Garden & Pet Co (CENT)             $1,349,293       $   73,172       $   73,008       $    6,720           N/A
Handleman Co (HDL)                          1,157,149           89,119           73,008           41,968          1.62
Source Information Mgmt Co (SORC)              98,233           26,610           21,620           11,248          0.46
TBC Corporation (TBCC)                        902,740           53,456           73,008           18,724          0.98

MROs / FLUID POWER DISTRIBUTORS
Applied Industrial Tech Inc (AIT)           1,618,387           82,711           60,147           32,198          1.43
Genuine Parts Co (GPC)                      8,353,837          734,327          642,810          382,867          2.31
Grainger (W W) Inc (GWW)                    4,977,044          442,013          335,120          192,903          1.99
Wesco Intl Inc (WCC)                        3,881,096          161,590           73,008           39,080          1.15


                                                                ENTERPRISE VALUE /                       EQUITY VALUE /
                                                 -------------------------------------------        --------------------------
                                                     LTM               LTM               LTM               LTM         2001(P)
                                                 REVENUE            EBITDA              EBIT        NET INCOME      NET INCOME
                                                 -------            ------              ----        ----------      ----------
SERVICE MERCHANDISERS
---------------------
Central Garden & Pet Co (CENT)                       0.4  x            6.6  x           10.4  x           25.7  x          N/A
Handleman Co (HDL)                                   0.3  x            4.0  x            5.2  x            7.7  x           7.2  x
Source Information Mgmt Co (SORC)                    1.0  x            3.7  x            4.5  x            6.0  x           5.4  x
TBC Corporation (TBCC)                               0.3  x            5.1  x            6.4  x            6.7  x           6.0  x

MROs / FLUID POWER DISTRIBUTORS
Applied Industrial Tech Inc (AIT)                    0.3  x            5.3  x            7.3  x           10.8  x          11.3  x
Genuine Parts Co (GPC)                               0.7  x            7.7  x            8.8  x           12.5  x          11.9  x
Grainger (W W) Inc (GWW)                             0.7  x            7.7  x           10.2  x           16.3  x          16.8  x
Wesco Intl Inc (WCC)                                 0.2  x            5.4  x            6.5  x           11.2  x           8.0  x


------------------------
(1) LTM figures for the period ending December 31, 2000.

(2) Represent First Call consensus estimates; Estimates have been calendarized.



                                                     ---------------------------
23                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

The Hillman Group - Comparable Companies Analysis
--------------------------------------------------------------------------------


                                                ENTERPRISE VALUE /                         EQUITY VALUE /
                                   ------------------------------------------       ----------------------------
                                       LTM                LTM             LTM              LTM           2001(P)
                                   REVENUE             EBITDA            EBIT       NET INCOME        NET INCOME
                                   -------             ------            ----       ----------        ----------
High                                   1.0  x             7.7  x         10.4  x          25.7  x           16.8  x
Low                                    0.2                3.7             4.5              6.0               5.4
Median                                 0.3                5.4             6.9             11.0               8.0
Adjusted Average (1)                   0.4                5.7             7.4             10.9               8.9


                                           HILLMAN - ENTERPRISE VALUE                 HILLMAN - EQUITY VALUE
                                    ---------------------------------------------   --------------------------
                                        LTM (2)          LTM (2)          LTM (2)          LTM (2)     2001(P)
                                    REVENUE           EBITDA (3)         EBIT (3)   NET INCOME      NET INCOME
                                    -------           ----------         --------   ----------      ----------

HILLMAN                           $ 239,178        $  38,272        $  25,676              N/A             N/A

High                              $ 239,127        $ 296,227        $ 267,299              N/A             N/A
Low                                  53,893          141,251          116,638              N/A             N/A
Median                               79,625          205,833          177,615              N/A             N/A
Adjusted Average  (1)               103,811          217,770          190,171              N/A             N/A


---------------------
(1) Adjusted to exclude the highest and lowest value before averaging.

(2) Proforma LTM results for the period ending 12/31/00.

(3) Utilizes "With Burden" Operating Cash Flow and Operating Income.



                                                     ---------------------------
24                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

The Hillman Group - Comparable Transactions Summary
--------------------------------------------------------------------------------


 DATE                                                                         VALUE OF             LTM              LTM         LTM
EFFECTIVE     BUYER / SELLER                                               TRANSACTION         REVENUE           EBITDA        EBIT
---------     --------------------------------------------------------     -----------         -------           ------        ----

04/07/00      SunSource Inc. / Axxess Technologies                          $  110,000      $   80,594       $   17,120       5,583
12/07/99      Honeywell International, Inc. / TriStar Aerospace Co.            258,150         205,110           37,611      35,556
04/20/99      The Fairchild Corporation / Kaynar Technologies                  222,000         185,512           35,623      28,851
03/25/99      TriStar Aerospace Co. / Standard Parts and Equipment Co.          35,200          27,483            4,483       4,376
09/04/98      Pentacon / ASI Aerospace Group                                    87,000          68,076           11,442      10,861
07/17/98      Pentacon / Texas International Aviation                           17,580          17,698            3,089       3,011


                                                                                    ENTERPRISE VALUE /
                                                                         ------------------------------------------
   DATE                                                                      LTM             LTM                LTM
EFFECTIVE     BUYER / SELLER                                             REVENUE          EBITDA               EBIT
---------     -------------------------------------------------------    -------          ------               ----

04/07/00      SunSource Inc. / Axxess Technologies                           1.3  x          6.3  x             19.4  x
12/07/99      Honeywell International, Inc. / TriStar Aerospace Co.          1.2  x          6.6  x              7.0  x
04/20/99      The Fairchild Corporation / Kaynar Technologies                1.2  x          6.2  x              7.6  x
03/25/99      TriStar Aerospace Co. / Standard Parts and Equipment Co.       1.3  x          7.8  x              8.0  x
09/04/98      Pentacon / ASI Aerospace Group                                 1.3  x          7.6  x              8.0  x
07/17/98      Pentacon / Texas International Aviation                        1.1  x          6.1  x              6.3  x



                                                     ---------------------------
25                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

The Hillman Group - Comparable Transactions Analysis
--------------------------------------------------------------------------------


                                               ENTERPRISE VALUE /
                                  --------------------------------------------
                                      LTM                LTM               LTM
                                  REVENUE             EBITDA              EBIT
                                  -------             ------              ----
High                                  1.3  x             7.8  x           19.4  x
Low                                   1.1  x             6.1  x            6.3  x
Median                                1.2  x             6.5  x            7.8  x
Adjusted Average  (1)                 1.2  x             6.7  x            7.7  x


                                                    HILLMAN - ENTERPRISE VALUE
                                            -----------------------------------------
                                                LTM               LTM             LTM
                                            REVENUE            EBITDA            EBIT
                                            -------            ------            ----

HILLMAN                                   $ 239,178         $  38,272       $  25,676

High                                      $ 321,018         $ 299,642       $ 497,455
Low                                         256,334           235,000         161,745
Median                                      298,042           247,891         200,573
Adjusted Average  (1)                       296,331           255,666         196,831


-----------------------
(1) Adjusted to exclude the highest and lowest value before averaging.



                                                     ---------------------------
26                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

The Hillman Group - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------


                                                                            PROJECTED
                                                  -------------------------------------------------------------
                                                  12/31/01     12/31/02     12/31/03     12/31/04     12/31/05
                                                  ---------    ---------    ---------    ---------    ---------
Sales                                             $ 260,038    $ 292,557    $ 321,820    $ 347,566    $ 371,895
   - in A/R                                          (4,198)      (4,658)      (4,249)      (3,395)      (3,090)
                                                  ---------    ---------    ---------    ---------    ---------
Cash Sales                                          255,840      287,899      317,571      344,171      368,805

Cost of Goods Sold                                  114,079      128,462      141,192      152,487      163,161
   - in Inventory                                      (509)       5,643        5,196        5,135        4,695
   - in A/P                                            (407)      (2,086)      (2,006)      (1,982)      (1,812)
                                                  ---------    ---------    ---------    ---------    ---------
Cash Cost of Goods Sold                             113,163      132,019      144,382      155,640      166,044

Cash Gross Profit                                   142,677      155,880      173,189      188,531      202,761

Operating Expenses                                  117,706      126,668      137,355      146,923      155,964
Depreciation & Amortization                         (14,304)     (13,257)     (13,257)     (13,257)     (13,257)
                                                  ---------    ---------    ---------    ---------    ---------
Cash Operating Expenses                             103,402      113,411      124,098      133,666      142,707

Cash Operating Income                                39,275       42,469       49,091       54,865       60,053

Less: 40.0% Pro Forma Tax on Taxable Net Income      11,301       14,971       17,309       19,262       21,108
Less: Capital Expenditures                           12,645        9,000        9,000        9,000        9,000
                                                  ---------    ---------    ---------    ---------    ---------

Unlevered FCF to Capital Providers                $  15,329    $  18,498    $  22,782    $  26,603    $  29,945    $363,144 (2)
Interest Expense Tax Shield                           8,472        7,996        7,592        7,592        7,592


-----------------------------------------------------------------------------------------
NPV of Unlevered FCF  (1)                                                       $ 241,389
Add: NPV of Tax Shields                                                            27,117
Less: Present Value to Debt Holders                                                     -
Enterprise Value Before Illiquidity Discount                                    $ 268,506
Illiquidity and Non-Control Discount                                                   0%
Total Enterprise Value                                                          $ 268,506
Ownership Percentage                                                                 100%
Value of Enterprise Interest                                                    $ 268,506
-----------------------------------------------------------------------------------------



                                                         EBITDA MULTIPLE RANGE
                                  --------------------------------------------------------------------
                                    4.5x           5.0x           5.5x           6.0x           6.5x
                                  --------       --------       --------       --------       --------
                      15.0%       $252,392       $269,498       $286,605       $303,711       $320,817
DISCOUNT              16.0%       $244,494       $260,918       $277,342       $293,765       $310,189
   FACTOR             17.0%       $236,959       $252,732       $268,506       $284,280       $300,053
   RANGE              18.0%       $229,765       $244,919       $260,074       $275,229       $290,383
                      19.0%       $222,894       $237,459       $252,024       $266,589       $281,153


(1) Unlevered Free Cash Flows discounted at 17.0%, with only 70.1% of Year 1 Unlevered FCF (and Tax Shields) being captured.

(2) Assumes a terminal value equal to last year EBITDA of $66.0 million multiplied by an EBITDA multiple of 5.5x.



                                                     ---------------------------
27                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

The Hillman Group - Valuation Summary
--------------------------------------------------------------------------------



                         [VALUATION SUMMARY BAR CHART]

                                                          Enterprise Value
                                    --------------------------------------------------------------
                                                                                         Adjusted
                                            Low             High           Median         Average
                                    --------------------------------------------------------------
COMPARABLE PUBLIC COMPANIES
LTM Revenue                              53,893          239,127           79,625         103,811
  LTM EBITDA                            141,251          296,227          205,833         217,770
    LTM EBIT                            116,638          267,299          177,615         190,171

COMPARABLE TRANSACTION COMPANIES
LTM Revenue                             256,334          321,018          298,042         296,331
  LTM EBITDA                            235,000          299,642          247,891         255,666
    LTM EBIT                            161,745          497,455          200,573         196,831

DISCOUNTED CASH FLOW                                                    Mid-point       Mid-point
                                                                ----------------------------------
DCF - EBITDA                            244,919          293,765          268,506         268,506

  LTM              LTM                LTM             LTM         LTM           LTM              DCF -
 Revenue          EBITDA              EBIT          Revenue      EBITDA         EBIT            EBITDA
($239,178)      ($38,272)           ($25,676)     ($239,178)    ($38,272)     ($25,676)       ($268,506)


                                 COMPARABLE                           COMPARABLE
                              PUBLIC COMPANIES                    ACQUISITION ACTIVITY                  DCF
                     -----------------------------------------------------------------------------------------
Median                $79,625     $205,833     $177,615      $298,042   $247,891    $200,573          $268,506
Adj. Average         $103,811     $217,770     $190,171      $296,331   $255,666    $196,831          $268,506


NOTE: ADJUSTED AVERAGE ELIMINATES THE HIGHEST AND LOWEST VALUE FOR COMPARABLE
      COMPANIES AND FOR COMPARABLE TRANSACTIONS.



                                                     ---------------------------
28                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

--------------------------------------------------------------------------------

VALUATION SUMMARY









                                                     ---------------------------
                                                       JANNEY MONTGOMERY SCOTT
                                                     ===========================

Per Share Equity Valuation Range
--------------------------------------------------------------------------------

                                                 Low        High
                                               --------   --------
Kar Valuation                                  $ 20,000   $ 25,000
STS Enterprise Value                             25,000     30,000
Hillman Enterprise Value                        225,000    250,000
                                               --------   --------
          Total                                $270,000   $305,000

Less: Outstanding Debt (1)                      111,508    111,508
      Trust Preferred Securities (1)            105,446    105,446
                                               --------   --------
          Equity Value                         $ 53,046   $ 88,046
                                               ========   ========

Diluted Shares Outstanding                        7,374      7,374
          Per Share Equity Value               $   7.19   $  11.94
                                               ========   ========


-----------------------
(1) As of March 31, 2000


                                                     ---------------------------
30                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

--------------------------------------------------------------------------------

HISTORICAL STOCK PRICE PERFORMANCE







                                                     ---------------------------
                                                       JANNEY MONTGOMERY SCOTT
                                                     ===========================

Historical Stock Price Performance
--------------------------------------------------------------------------------

- In the past two years, the Company's stock has traded as high as $16.31 (May 13, 1999) and as low as $2.88 (December 6, 2000). The stock has not traded at or above $12.00 per share since June 30, 1999, despite efforts to deliver shareholder value through a strategic realignment of the Company's business units.

- Since early 1999, the Company's stock price has under-performed a composite of selected publicly trade peers, as well as general market indices such as the S&P Small Cap Industrials Index and the S&P 500 Composite.

- In spite of some recent strengthening in the Hillman and Kar businesses, the restructuring issues, a softening market for the STS segment, and the highly leveraged nature of the Company's balance sheet, have all contributed to a steady decline of the Company's stock price over the past two years.

- Also contributing to the Company's poor stock performance are investor preoccupation with larger capitalization stocks and other industry sectors, a lack of research coverage, and limited float and liquidity of the Company's shares.

- Over the past six months, roughly 1.7 million shares of the Company's common stock have traded, at an average price of $3.56 per share.


                                                     ---------------------------
32                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

Historical Stock Price Performance
--------------------------------------------------------------------------------


                        STOCK PRICE AND VOLUME ACTIVITY

                                  [LINE GRAPH]


           DATE       PRICE     VOLUME
           4/16/99     14.38     16,900
           4/19/99     15.13     11,400
           4/20/99     15.25      2,300
           4/21/99     15.56      7,700
           4/22/99     15.25     14,100
           4/23/99     15.00      8,400
           4/26/99     15.25      3,900
           4/27/99     15.63     47,800
           4/28/99     15.00      3,800
           4/29/99     15.38      9,100
           4/30/99     16.13     11,500
            5/3/99     16.25      6,700
            5/4/99     16.13     10,500
            5/5/99     15.88      1,900
            5/6/99     15.38      2,700
            5/7/99     15.38     36,000
           5/10/99     16.00      2,900
           5/11/99     16.13      2,600
           5/12/99     16.25      1,600
           5/13/99     16.31      2,900
           5/14/99     16.00      4,300
           5/17/99     15.88      2,900
           5/18/99     15.50      2,900
           5/19/99     15.38      1,600
           5/20/99     15.44      1,400
           5/21/99     15.38        100
           5/24/99     15.13      4,000
           5/25/99     14.38      7,300
           5/26/99     14.31      9,400
           5/27/99     14.25      6,300
           5/28/99     14.25        200
            6/1/99     14.63      4,700
            6/2/99     14.25      2,900
            6/3/99     14.38      1,200
            6/4/99     14.13        300
            6/7/99     14.50      3,700
            6/8/99     14.44          0
            6/9/99     14.50      1,000
           6/10/99     14.25      1,300
           6/11/99     14.50     12,600
           6/14/99     14.13     17,000
           6/15/99     14.06        600
           6/16/99     14.13      9,400
           6/17/99     14.50     17,800
           6/18/99     14.50      1,000
           6/21/99     14.38      1,000
           6/22/99     13.94      3,000
           6/23/99     13.75      2,700
           6/24/99     13.06     10,200
           6/25/99     13.13          0
           6/28/99     12.88     19,100
           6/29/99     12.81      8,800
           6/30/99     12.94      1,300
            7/1/99     11.00     60,700
            7/2/99     10.88     64,400
            7/6/99     10.81     56,100
            7/7/99     10.44     34,700
            7/8/99      9.75     34,800
            7/9/99      9.69     24,300
           7/12/99      9.44     13,000
           7/13/99      8.63    102,900
           7/14/99      8.06    100,500
           7/15/99      8.44    175,700
           7/16/99      8.63     44,600
           7/19/99      8.63     47,600
           7/20/99      8.69      7,400
           7/21/99      8.69      8,100
           7/22/99      8.81     15,800
           7/23/99      9.13     18,900
           7/26/99      9.13     12,100
           7/27/99      9.06     78,600
           7/28/99      9.13     16,800
           7/29/99      8.81     15,800
           7/30/99      9.00     19,100
            8/2/99      9.06      7,500
            8/3/99      8.94      3,700
            8/4/99      8.75     12,100
            8/5/99      8.69      4,300
            8/6/99      8.63      6,100
            8/9/99      8.63      5,800
           8/10/99      8.69     11,300
           8/11/99      8.56     16,700
           8/12/99      8.44     14,700
           8/13/99      8.44     14,400
           8/16/99      8.38      4,900
           8/17/99      8.25     17,700
           8/18/99      8.19      7,200
           8/19/99      7.94     35,700
           8/20/99      7.88      3,000
           8/23/99      7.75     16,100
           8/24/99      7.63     10,700
           8/25/99      7.63      4,400
           8/26/99      7.31     17,600
           8/27/99      7.38      8,400
           8/30/99      7.13      4,000
           8/31/99      6.88      7,500
            9/1/99      6.75     12,500
            9/2/99      6.75      6,000
            9/3/99      6.75      1,200
            9/7/99      7.00     23,600
            9/8/99      7.25     25,100
            9/9/99      7.38     12,500
           9/10/99      7.25      7,500
           9/13/99      7.25     15,600
           9/14/99      7.00      4,600
           9/15/99      6.75     75,200
           9/16/99      6.69      3,000
           9/17/99      6.50     12,800
           9/20/99      6.44     15,900
           9/21/99      6.44      7,100
           9/22/99      5.69     55,800
           9/23/99      5.94     39,100
           9/24/99      5.63     42,000
           9/27/99      5.44     16,000
           9/28/99      5.25     14,800
           9/29/99      4.88     26,600
           9/30/99      5.63     31,100
           10/1/99      5.38     29,900
           10/4/99      5.25     31,100
           10/5/99      5.25      1,000
           10/6/99      5.25      4,200
           10/7/99      5.19      9,300
           10/8/99      5.50     17,200
          10/11/99      5.63     14,800
          10/12/99      5.19     47,600
          10/13/99      5.19     13,900
          10/14/99      5.00     26,200
          10/15/99      5.00     10,800
          10/18/99      4.63     23,900
          10/19/99      5.13     46,800
          10/20/99      5.88     23,100
          10/21/99      6.38     26,200
          10/22/99      6.75     20,600
          10/25/99      7.25     22,600
          10/26/99      7.13     27,300
          10/27/99      7.00     18,300
          10/28/99      5.63     68,100
          10/29/99      4.81     89,000
           11/1/99      4.25    112,100
           11/2/99      4.13     59,700
           11/3/99      4.69     53,700
           11/4/99      4.56     69,700
           11/5/99      4.63      8,800
           11/8/99      4.38     39,400
           11/9/99      4.31     10,600
          11/10/99      4.25     16,700
          11/11/99      4.13      7,500
          11/12/99      4.00     46,400
          11/15/99      3.88     23,500
          11/16/99      3.75     46,400
          11/17/99      3.75     42,100
          11/18/99      3.75     43,300
          11/19/99      3.81     29,700
          11/22/99      3.56     35,800
          11/23/99      3.50    476,800
          11/24/99      3.94     44,700
          11/26/99      4.19     24,400
          11/29/99      4.38     50,400
          11/30/99      4.88     79,900
           12/1/99      5.00     28,000
           12/2/99      5.25     35,100
           12/3/99      6.50     68,200
           12/6/99      6.13     77,100
           12/7/99      6.19     21,100
           12/8/99      5.50     64,600
           12/9/99      5.50     10,100
          12/10/99      5.44     20,500
          12/13/99      5.38     10,500
          12/14/99      5.13     31,300
          12/15/99      5.00      5,600
          12/16/99      4.31     33,400
          12/17/99      4.25     95,700
          12/20/99      4.06     32,500
          12/21/99      4.00     55,600
          12/22/99      3.94     65,400
          12/23/99      4.00     28,600
          12/27/99      3.94     58,000
          12/28/99      4.13     62,700
          12/29/99      4.25     27,000
          12/30/99      4.31     44,900
          12/31/99      4.25     45,000
            1/3/00      4.69     17,900
            1/4/00      5.19     31,400
            1/5/00      5.06     11,300
            1/6/00      5.38     35,600
            1/7/00      5.25     12,000
           1/10/00      5.44     21,600
           1/11/00      5.75     21,000
           1/12/00      5.81      2,300
           1/13/00      5.69     12,200
           1/14/00      5.75     14,200
           1/18/00      5.88     23,600
           1/19/00      6.25     11,100
           1/20/00      5.75     45,100
           1/21/00      5.44     13,600
           1/24/00      5.31     34,100
           1/25/00      4.81     42,900
           1/26/00      4.50     32,500
           1/27/00      5.13     23,800
           1/28/00      5.00     11,800
           1/31/00      5.00     30,400
            2/1/00      5.19     27,600
            2/2/00      5.31      5,300
            2/3/00      5.00     15,500
            2/4/00      5.13     14,400
            2/7/00      5.38      3,500
            2/8/00      5.13      3,900
            2/9/00      5.06      5,700
           2/10/00      5.88    110,800
           2/11/00      5.69     56,000
           2/14/00      5.63     32,900
           2/15/00      5.38     12,400
           2/16/00      5.38     21,200
           2/17/00      5.44      7,600
           2/18/00      5.31      9,600
           2/22/00      5.25      3,500
           2/23/00      5.19      3,700
           2/24/00      5.13      2,100
           2/25/00      5.00      2,300
           2/28/00      4.94      4,300
           2/29/00      5.00      1,000
            3/1/00      5.00      3,500
            3/2/00      5.13     18,400
            3/3/00      5.44     31,900
            3/6/00      5.25      5,800
            3/7/00      5.38      5,700
            3/8/00      5.38      6,400
            3/9/00      5.31      6,300
           3/10/00      5.06     20,900
           3/13/00      4.69     23,000
           3/14/00      4.69      5,200
           3/15/00      4.63     10,200
           3/16/00      4.56      2,500
           3/17/00      4.63     25,600
           3/20/00      4.88     23,300
           3/21/00      5.13     13,400
           3/22/00      4.88      4,700
           3/23/00      4.69     21,900
           3/24/00      4.75      4,200
           3/27/00      4.75     12,400
           3/28/00      4.75      1,500
           3/29/00      4.69      6,500
           3/30/00      4.63     10,300
           3/31/00      4.63        300
            4/3/00      4.63      2,500
            4/4/00      4.50     13,500
            4/5/00      4.50      4,900
            4/6/00      4.25     24,500
            4/7/00      4.44      2,000
           4/10/00      4.75      8,300
           4/11/00      4.69      1,000
           4/12/00      4.69      5,700
           4/13/00      4.75      7,700
           4/14/00      4.69      5,800
           4/17/00      4.38     10,800
           4/18/00      4.38      3,900
           4/19/00      4.63     26,100
           4/20/00      4.88     30,500
           4/24/00      4.81      4,400
           4/25/00      4.81      5,500
           4/26/00      4.50     10,800
           4/27/00      4.69     24,000
           4/28/00      4.56      1,500
            5/1/00      4.50      6,000
            5/2/00      4.50      3,600
            5/3/00      4.50      4,700
            5/4/00      4.81     12,500
            5/5/00      4.69      5,800
            5/8/00      4.81      8,100
            5/9/00      4.75      7,600
           5/10/00      4.56      3,700
           5/11/00      4.56      4,000
           5/12/00      4.69      4,600
           5/15/00      4.75      5,000
           5/16/00      4.69      5,200
           5/17/00      4.56      5,700
           5/18/00      4.75      3,000
           5/19/00      4.81      8,100
           5/22/00      4.56      3,000
           5/23/00      4.38      9,300
           5/24/00      4.31      5,900
           5/25/00      4.31      2,200
           5/26/00      4.44      3,500
           5/30/00      4.31      3,700
           5/31/00      4.50      8,800
            6/1/00      4.38      2,300
            6/2/00      4.38     16,700
            6/5/00      4.56      3,600
            6/6/00      4.44     10,700
            6/7/00      4.38      6,100
            6/8/00      4.38      6,400
            6/9/00      4.44      2,600
           6/12/00      4.50      2,800
           6/13/00      4.44      3,700
           6/14/00      4.44        300
           6/15/00      4.44      1,600
           6/16/00      4.38      8,300
           6/19/00      4.44      3,200
           6/20/00      4.44      8,000
           6/21/00      4.38      3,300
           6/22/00      4.38     36,300
           6/23/00      4.88     31,000
           6/26/00      4.75     12,700
           6/27/00      4.94      4,200
           6/28/00      4.94      5,300
           6/29/00      5.00     20,200
           6/30/00      5.06     45,300
            7/3/00      5.06      9,800
            7/5/00      5.19      3,700
            7/6/00      5.19     11,700
            7/7/00      5.19      8,800
           7/10/00      5.19      1,700
           7/11/00      5.06      1,500
           7/12/00      5.06      1,700
           7/13/00      5.19      3,100
           7/14/00      5.19        800
           7/17/00      5.13      5,900
           7/18/00      5.19      2,100
           7/19/00      5.25      4,000
           7/20/00      5.13      8,300
           7/21/00      5.13      6,600
           7/24/00      5.13        500
           7/25/00      5.38     19,000
           7/26/00      5.13      8,800
           7/27/00      4.94     17,800
           7/28/00      4.88      1,000
           7/31/00      4.88      6,100
            8/1/00      4.88      2,500
            8/2/00      4.81      2,700
            8/3/00      4.75      2,400
            8/4/00      4.69     30,600
            8/7/00      4.69        600
            8/8/00      4.69        800
            8/9/00      4.69      3,500
           8/10/00      4.69      2,000
           8/11/00      4.69      1,000
           8/14/00      4.69        500
           8/15/00      4.69        600
           8/16/00      4.69      1,100
           8/17/00      4.63      2,500
           8/18/00      4.69      1,500
           8/21/00      4.50      9,000
           8/22/00      4.50      5,300
           8/23/00      4.50        500
           8/24/00      4.50      6,100
           8/25/00      4.50      1,600
           8/28/00      4.56        100
           8/29/00      4.50      2,400
           8/30/00      4.50      9,000
           8/31/00      4.38      6,900
            9/1/00      4.38      6,200
            9/5/00      4.31      5,400
            9/6/00      4.19     11,500
            9/7/00      4.25      2,500
            9/8/00      4.25     15,900
           9/11/00      4.25      5,400
           9/12/00      4.31      3,900
           9/13/00      4.38      1,000
           9/14/00      4.44      1,900
           9/15/00      4.31      1,200
           9/18/00      4.25      5,900
           9/19/00      4.13     14,500
           9/20/00      4.13      3,100
           9/21/00      4.13      3,600
           9/22/00      4.00      6,900
           9/25/00      3.75     22,900
           9/26/00      4.00     11,300
           9/27/00      3.81      6,700
           9/28/00      4.00      2,000
           9/29/00      3.94      1,100
           10/2/00      3.94      2,100
           10/3/00      3.81      6,400
           10/4/00      3.81      1,600
           10/5/00      3.69      8,300
           10/6/00      3.75      1,500
           10/9/00      3.75      3,600
          10/10/00      3.56     17,700
          10/11/00      3.50     25,500
          10/12/00      3.44     14,900
          10/13/00      3.38     12,000
          10/16/00      3.44      1,900
          10/17/00      3.25      9,900
          10/18/00      3.13      6,600
          10/19/00      3.19      9,200
          10/20/00      3.00     45,900
          10/23/00      3.00     13,800
          10/24/00      3.00     58,400
          10/25/00      2.94    318,200
          10/26/00      3.00      1,500
          10/27/00      3.00      8,700
          10/30/00      3.13        500
          10/31/00      3.00      3,300
           11/1/00      3.00        100
           11/2/00      3.13      6,000
           11/3/00      3.19      2,500
           11/6/00      3.00      7,000
           11/7/00      3.13     10,800
           11/8/00      3.06      6,700
           11/9/00      3.31      6,200
          11/10/00      3.25      7,100
          11/13/00      3.13      5,400
          11/14/00      3.13      1,700
          11/15/00      3.06     22,300
          11/16/00      3.00     15,800
          11/17/00      3.13     15,000
          11/20/00      3.63     15,200
          11/21/00      3.56     10,900
          11/22/00      3.50     22,800
          11/24/00      3.38      4,700
          11/27/00      3.06     22,000
          11/28/00      3.13     12,100
          11/29/00      3.13      5,400
          11/30/00      3.19     15,900
           12/1/00      3.06     14,300
           12/4/00      2.94     14,800
           12/5/00      3.00     85,000
           12/6/00      2.88      6,300
           12/7/00      3.00      6,600
           12/8/00      3.25     38,800
          12/11/00      3.38     15,900
          12/12/00      3.00     33,900
          12/13/00      3.00      3,900
          12/14/00      3.00     23,600
          12/15/00      3.13      4,100
          12/18/00      3.19     29,300
          12/19/00      3.19      9,800
          12/20/00      3.13     12,300
          12/21/00      3.06      8,500
          12/22/00      3.06     19,700
          12/26/00      3.13     58,200
          12/27/00      3.25     22,900
          12/28/00      3.06     17,500
          12/29/00      3.06     68,600
            1/2/01      3.06      3,400
            1/3/01      3.13     21,600
            1/4/01      3.19      1,800
            1/5/01      3.25      9,400
            1/8/01      3.25      3,400
            1/9/01      3.25     11,600
           1/10/01      3.44     15,600
           1/11/01      3.44      1,100
           1/12/01      3.44      7,500
           1/16/01      3.50      8,900
           1/17/01      3.38     14,100
           1/18/01      3.25     18,000
           1/19/01      3.63     27,900
           1/22/01      3.69      8,800
           1/23/01      3.75      7,000
           1/24/01      3.75        200
           1/25/01      3.81      5,100
           1/26/01      4.06      4,900
           1/29/01      4.35     18,500
           1/30/01      4.74     37,300
           1/31/01      4.76      9,500
            2/1/01      4.68      1,800
            2/2/01      4.75      2,900
            2/5/01      4.75      3,600
            2/6/01      4.52     11,400
            2/7/01      4.50      4,200
            2/8/01      4.65      8,100
            2/9/01      4.50      5,200
           2/12/01      4.30     10,000
           2/13/01      4.10      4,400
           2/14/01      4.10        400
           2/15/01      4.05      2,700
           2/16/01      3.68     24,400
           2/20/01      3.70      4,200
           2/21/01      3.67        500
           2/22/01      3.64      3,000
           2/23/01      3.70        100
           2/26/01      3.70      2,600
           2/27/01      3.70      2,400
           2/28/01      3.70        600
            3/1/01      3.75      8,100
            3/2/01      3.70      3,400
            3/5/01      3.70        200
            3/6/01      3.79      1,600
            3/7/01      3.80      2,000
            3/8/01      3.78      1,000
            3/9/01      3.83          0
           3/12/01      3.80      1,700
           3/13/01      3.90      4,300
           3/14/01      3.90      1,300
           3/15/01      3.90      6,000
           3/16/01      3.85      1,400
           3/19/01      3.85        200
           3/20/01      3.85        100
           3/21/01      3.85        200
           3/22/01      3.75      4,000
           3/23/01      3.75      2,300
           3/26/01      3.70      3,500
           3/27/01      3.74      2,000
           3/28/01      3.90      4,600
           3/29/01      3.80      1,400
           3/30/01      4.00      6,200
            4/2/01      3.90      1,600
            4/3/01      4.00     14,600
            4/4/01      4.00      2,700
            4/5/01      3.85      1,700
            4/6/01      3.98      7,000
            4/9/01      4.00     25,500
           4/10/01      4.10     48,200
           4/11/01      4.03        300
           4/12/01      3.94      1,600
           4/16/01      4.02        800
           4/17/01      3.91        500
           4/18/01      3.90      9,200
           4/19/01      3.90      3,100




                                                     ---------------------------
33                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

Relative Historical Stock Performance
--------------------------------------------------------------------------------


                                 INDEXED PRICES
                          Apr 18, 1999 - Apr 19, 2001


                                  [LINE GRAPH]


           DATE          SDP       S&P500       PEER GROUP
           ----          ---       ------       ----------

          4/16/99       100.00     100.00        100.00
          4/19/99       105.22      97.76        101.78
          4/20/99       106.09      99.03        100.88
          4/21/99       108.26     101.30        100.17
          4/22/99       106.09     103.02         99.29
          4/23/99       104.35     102.87         99.41
          4/26/99       106.09     103.11        100.61
          4/27/99       108.70     103.32        100.64
          4/28/99       104.35     102.42        101.87
          4/29/99       106.96     101.81         94.41
          4/30/99       112.17     101.23         95.82
           5/3/99       113.04     102.70        101.16
           5/4/99       112.17     100.99         99.42
           5/5/99       110.43     102.15         99.83
           5/6/99       106.96     100.99        100.39
           5/7/99       106.96     101.97        101.04
          5/10/99       111.30     101.61        101.11
          5/11/99       112.17     102.78        102.60
          5/12/99       113.04     103.41        103.06
          5/13/99       113.48     103.68        103.09
          5/14/99       111.30     101.43        101.84
          5/17/99       110.43     101.55        101.95
          5/18/99       107.83     101.09        102.18
          5/19/99       106.96     101.91        102.42
          5/20/99       107.39     101.50        102.58
          5/21/99       106.96     100.86        103.25
          5/24/99       105.22      99.06        103.63
          5/25/99       100.00      97.38        103.68
          5/26/99        99.57      98.92        104.63
          5/27/99        99.13      97.15        105.43
          5/28/99        99.13      98.70        106.30
           6/1/99       101.74      98.12        108.07
           6/2/99        99.13      98.17        107.70
           6/3/99       100.00      98.52        107.47
           6/4/99        98.26     100.66        107.72
           6/7/99       100.87     101.18        109.62
           6/8/99       100.43      99.87        109.62
           6/9/99       100.87      99.97        107.57
          6/10/99        99.13      98.77        107.61
          6/11/99       100.87      98.08        106.93
          6/14/99        98.26      98.10        107.61
          6/15/99        97.83      98.65        107.85
          6/16/99        98.26     100.87        108.60
          6/17/99       100.87     101.58        110.31
          6/18/99       100.87     101.81        108.22
          6/21/99       100.00     102.27        110.30
          6/22/99        96.96     101.28        110.21
          6/23/99        95.65     101.07        107.70
          6/24/99        90.87      99.76        107.00
          6/25/99        91.30      99.72        107.28
          6/28/99        89.57     100.94        108.22
          6/29/99        89.13     102.46        107.13
          6/30/99        90.00     104.07        109.27
           7/1/99        76.52     104.70        108.07
           7/2/99        75.65     105.48        111.38
           7/6/99        75.22     105.24        109.97
           7/7/99        72.61     105.83        109.93
           7/8/99        67.83     105.72        110.17
           7/9/99        67.39     106.39        109.95
          7/12/99        65.65     106.07        110.46
          7/13/99        60.00     105.65        108.61
          7/14/99        56.09     106.00        107.39
          7/15/99        58.70     106.87        107.43
          7/16/99        60.00     107.56        106.86
          7/19/99        60.00     106.72        106.26
          7/20/99        60.43     104.40        105.24
          7/21/99        60.43     104.57        105.15
          7/22/99        61.30     103.18        104.12
          7/23/99        63.48     102.88        103.26
          7/26/99        63.48     102.18        103.92
          7/27/99        63.04     103.32        104.66
          7/28/99        63.48     103.52        102.05
          7/29/99        61.30     101.67         99.75
          7/30/99        62.61     100.74         97.60
           8/2/99        63.04     100.69         97.97
           8/3/99        62.17     100.24         97.79
           8/4/99        60.87      98.96         95.86
           8/5/99        60.43      99.60         94.63
           8/6/99        60.00      98.58         94.13
           8/9/99        60.00      98.39         93.53
          8/10/99        60.43      97.15         91.34
          8/11/99        59.57      98.71         92.56
          8/12/99        58.70      98.42         91.22
          8/13/99        58.70     100.66         92.26
          8/16/99        58.26     100.89         93.04
          8/17/99        57.39     101.91         93.09
          8/18/99        56.96     101.05         92.97
          8/19/99        55.22     100.35         91.59
          8/20/99        54.78     101.34         92.37
          8/23/99        53.91     103.13         92.75
          8/24/99        53.04     103.37         92.60
          8/25/99        53.04     104.76         93.57
          8/26/99        50.87     103.26         93.76
          8/27/99        51.30     102.22         92.62
          8/30/99        49.57     100.38         92.14
          8/31/99        47.83     100.11         92.66
           9/1/99        46.96     100.92         92.84
           9/2/99        46.96     100.01         91.75
           9/3/99        46.96     102.90         93.81
           9/7/99        48.70     102.38         93.85
           9/8/99        50.43     101.91         93.76
           9/9/99        51.30     102.17         93.46
          9/10/99        50.43     102.48         92.40
          9/13/99        50.43     101.91         92.47
          9/14/99        48.70     101.31         90.42
          9/15/99        46.96      99.92         90.38
          9/16/99        46.52      99.96         90.22
          9/17/99        45.22     101.24         88.76
          9/20/99        44.78     101.25         88.18
          9/21/99        44.78      99.13         86.48
          9/22/99        39.57      99.36         88.25
          9/23/99        41.30      97.07         86.74
          9/24/99        39.13      96.84         86.95
          9/27/99        37.83      97.29         86.84
          9/28/99        36.52      97.21         85.59
          9/29/99        33.91      96.16         85.81
          9/30/99        39.13      97.25         87.58
          10/1/99        37.39      97.26         86.51
          10/4/99        36.52      98.91         86.80
          10/5/99        36.52      98.66         86.19
          10/6/99        36.52     100.49         87.79
          10/7/99        36.09      99.90         87.06
          10/8/99        38.26     101.29         88.83
         10/11/99        39.13     101.23         88.91
         10/12/99        36.09      99.55         85.45
         10/13/99        36.09      97.46         83.96
         10/14/99        34.78      97.30         84.75
         10/15/99        34.78      94.57         83.51
         10/18/99        32.17      95.08         81.76
         10/19/99        35.65      95.63         82.33
         10/20/99        40.87      97.76         83.17
         10/21/99        44.35      97.32         83.21
         10/22/99        46.96      98.68         84.98
         10/25/99        50.43      98.08         85.15
         10/26/99        49.57      97.19         84.23
         10/27/99        48.70      98.31         84.96
         10/28/99        39.13     101.78         85.97
         10/29/99        33.48     103.33         86.26
          11/1/99        29.57     102.66         86.68
          11/2/99        28.70     102.18         88.13
          11/3/99        32.61     102.72         86.57
          11/4/99        31.74     103.31         87.11
          11/5/99        32.17     103.88         88.74
          11/8/99        30.43     104.40         87.68
          11/9/99        30.00     103.51         87.88
         11/10/99        29.57     104.13         87.63
         11/11/99        28.70     104.74         87.93
         11/12/99        27.83     105.84         87.23
         11/15/99        26.96     105.72         87.02
         11/16/99        26.09     107.66         89.09
         11/17/99        26.09     106.95         87.87
         11/18/99        26.09     108.03         86.98
         11/19/99        26.52     107.81         86.67
         11/22/99        24.78     107.73         87.10
         11/23/99        24.35     106.49         86.03
         11/24/99        27.39     107.44         86.62
         11/26/99        29.13     107.40         84.59
         11/29/99        30.43     106.73         84.68
         11/30/99        33.91     105.30         85.42
          12/1/99        34.78     105.97         84.71
          12/2/99        36.52     106.83         84.87
          12/3/99        45.22     108.67         84.81
          12/6/99        42.61     107.91         85.64
          12/7/99        43.04     106.84         84.97
          12/8/99        38.26     106.44         84.87
          12/9/99        38.26     106.76         83.26
         12/10/99        37.83     107.43         83.51
         12/13/99        37.39     107.29         83.36
         12/14/99        35.65     106.38         80.98
         12/15/99        34.78     107.15         79.74
         12/16/99        30.00     107.56         79.16
         12/17/99        29.57     107.74         78.76
         12/20/99        28.26     107.51         77.88
         12/21/99        27.83     108.68         77.28
         12/22/99        27.39     108.88         79.11
         12/23/99        27.83     110.56         79.43
         12/27/99        27.39     110.47         79.47
         12/28/99        28.70     110.51         81.91
         12/29/99        29.57     110.95         81.50
         12/30/99        30.00     111.03         81.34
         12/31/99        29.57     111.39         82.40
           1/3/00        32.61     110.33         80.18
           1/4/00        36.09     106.10         78.71
           1/5/00        35.22     106.30         78.02
           1/6/00        37.39     106.40         77.82
           1/7/00        36.52     109.29         81.80
          1/10/00        37.83     110.51         80.55
          1/11/00        40.00     109.06         79.01
          1/12/00        40.43     108.59         78.44
          1/13/00        39.57     109.91         80.40
          1/14/00        40.00     111.08         80.11
          1/18/00        40.87     110.32         80.35
          1/19/00        43.48     110.38         81.24
          1/20/00        40.00     109.60         79.30
          1/21/00        37.83     109.28         79.26
          1/24/00        36.96     106.26         78.76
          1/25/00        33.48     106.90         77.93
          1/26/00        31.30     106.45         76.58
          1/27/00        35.65     106.03         76.15
          1/28/00        34.78     103.12         75.51
          1/31/00        34.78     105.72         78.45
           2/1/00        36.09     106.84         75.97
           2/2/00        36.96     106.83         76.06
           2/3/00        34.78     108.03         76.89
           2/4/00        35.65     107.99         76.35
           2/7/00        37.39     107.98         77.59
           2/8/00        35.65     109.31         77.16
           2/9/00        35.22     107.03         75.96
          2/10/00        40.87     107.42         75.68
          2/11/00        39.57     105.16         73.88
          2/14/00        39.13     105.38         75.04
          2/15/00        37.39     106.30         75.62
          2/16/00        37.39     105.21         75.22
          2/17/00        37.83     105.25         75.16
          2/18/00        36.96     102.05         75.03
          2/22/00        36.52     102.51         75.36
          2/23/00        36.09     103.16         74.38
          2/24/00        35.65     102.61         73.76
          2/25/00        34.78     101.09         73.57
          2/28/00        34.35     102.20         74.21
          2/29/00        34.78     103.60         76.31
           3/1/00        34.78     104.56         74.48
           3/2/00        35.65     104.76         74.20
           3/3/00        37.83     106.84         74.09
           3/6/00        36.52     105.48         72.24
           3/7/00        37.39     102.78         69.16
           3/8/00        37.39     103.62         70.42
           3/9/00        36.96     106.27         69.98
          3/10/00        35.22     105.77         70.05
          3/13/00        32.61     104.90         71.09
          3/14/00        32.61     103.04         69.12
          3/15/00        32.17     105.55         72.93
          3/16/00        31.74     110.57         77.14
          3/17/00        32.17     111.03         78.06
          3/20/00        33.91     110.43         77.03
          3/21/00        35.65     113.26         77.19
          3/22/00        33.91     113.77         77.29
          3/23/00        32.61     115.80         78.62
          3/24/00        33.04     115.80         76.95
          3/27/00        33.04     115.53         77.58
          3/28/00        33.04     114.31         76.63
          3/29/00        32.61     114.37         76.40
          3/30/00        32.17     112.81         76.93
          3/31/00        32.17     113.61         77.71
           4/3/00        32.17     114.18         79.09
           4/4/00        31.30     113.32         79.14
           4/5/00        31.30     112.77         79.82
           4/6/00        29.57     113.82         80.59
           4/7/00        30.87     114.96         79.02
          4/10/00        33.04     114.06         79.86
          4/11/00        32.61     113.77         82.06
          4/12/00        32.61     111.23         80.79
          4/13/00        33.04     109.21         80.37
          4/14/00        32.61     102.85         77.86
          4/17/00        30.43     106.25         79.70
          4/18/00        30.43     109.30         80.69
          4/19/00        32.17     108.22         80.47
          4/20/00        33.91     108.76         80.69
          4/24/00        33.48     108.40         81.72
          4/25/00        33.48     112.01         84.83
          4/26/00        31.30     110.76         85.30
          4/27/00        32.61     111.06         84.38
          4/28/00        31.74     110.12         85.34
           5/1/00        31.30     111.32         86.23
           5/2/00        31.30     109.65         85.34
           5/3/00        31.30     107.29         84.65
           5/4/00        33.48     106.87         84.60
           5/5/00        32.61     108.61         83.50
           5/8/00        33.48     107.97         84.15
           5/9/00        33.04     107.06         83.72
          5/10/00        31.74     104.86         82.75
          5/11/00        31.74     106.73         83.07
          5/12/00        32.61     107.73         82.90
          5/15/00        33.04     110.11         82.46
          5/16/00        32.61     111.15         83.88
          5/17/00        31.74     109.77         81.82
          5/18/00        33.04     108.96         81.10
          5/19/00        33.48     106.67         80.84
          5/22/00        31.74     106.20         80.49
          5/23/00        30.43     104.16         80.54
          5/24/00        30.00     106.07         81.65
          5/25/00        30.00     104.74         80.59
          5/26/00        30.87     104.47         78.84
          5/30/00        30.00     107.84         79.80
          5/31/00        31.30     107.70         78.03
           6/1/00        30.43     109.84         79.19
           6/2/00        30.43     112.00         79.60
           6/5/00        31.74     111.27         79.55
           6/6/00        30.87     110.53         78.65
           6/7/00        30.43     111.55         76.95
           6/8/00        30.43     110.82         76.53
           6/9/00        30.87     110.46         76.33
          6/12/00        31.30     109.63         76.22
          6/13/00        30.87     111.41         76.79
          6/14/00        30.87     111.49         77.18
          6/15/00        30.87     112.11         75.89
          6/16/00        30.43     111.03         74.33
          6/19/00        30.87     112.66         73.00
          6/20/00        30.87     111.90         71.98
          6/21/00        30.43     112.14         71.94
          6/22/00        30.43     110.10         71.27
          6/23/00        33.91     109.29         71.41
          6/26/00        33.04     110.33         71.06
          6/27/00        34.35     109.97         71.64
          6/28/00        34.35     110.30         71.66
          6/29/00        34.78     109.35         70.98
          6/30/00        35.22     110.28         69.28
           7/3/00        35.22     111.41         71.86
           7/5/00        36.09     109.65         71.89
           7/6/00        36.09     110.44         72.04
           7/7/00        36.09     112.12         73.01
          7/10/00        36.09     111.87         73.42
          7/11/00        35.22     112.27         74.37
          7/12/00        35.22     113.19         74.03
          7/13/00        36.09     113.41         74.04
          7/14/00        36.09     114.48         74.13
          7/17/00        35.65     114.52         72.26
          7/18/00        36.09     113.25         72.49
          7/19/00        36.52     112.35         71.10
          7/20/00        35.65     113.39         70.80
          7/21/00        35.65     112.22         70.03
          7/24/00        35.65     111.02         71.11
          7/25/00        37.39     111.79         70.69
          7/26/00        35.65     110.12         71.01
          7/27/00        34.35     109.90         70.25
          7/28/00        33.91     107.65         69.24
          7/31/00        33.91     108.48         69.36
           8/1/00        33.91     109.03         69.94
           8/2/00        33.48     109.08         70.70
           8/3/00        33.04     110.13         69.33
           8/4/00        32.61     110.91         70.05
           8/7/00        32.61     112.15         70.22
           8/8/00        32.61     112.42         71.07
           8/9/00        32.61     111.67         71.13
          8/10/00        32.61     110.71         71.66
          8/11/00        32.61     111.59         72.93
          8/14/00        32.61     113.08         73.76
          8/15/00        32.61     112.54         72.54
          8/16/00        32.61     112.19         72.79
          8/17/00        32.17     113.42         72.47
          8/18/00        32.61     113.09         72.12
          8/21/00        31.30     113.68         72.44
          8/22/00        31.30     113.58         72.06
          8/23/00        31.30     114.18         71.05
          8/24/00        31.30     114.35         71.49
          8/25/00        31.30     114.21         71.31
          8/28/00        31.74     114.79         70.98
          8/29/00        31.30     114.47         70.59
          8/30/00        31.30     113.92         70.40
          8/31/00        30.43     115.06         70.40
           9/1/00        30.43     115.30         69.79
           9/5/00        30.00     114.26         71.10
           9/6/00        29.13     113.13         71.70
           9/7/00        29.57     113.91         71.45
           9/8/00        29.57     113.31         70.77
          9/11/00        29.57     112.91         71.55
          9/12/00        30.00     112.36         71.32
          9/13/00        30.43     112.58         70.70
          9/14/00        30.87     112.27         68.76
          9/15/00        30.00     111.13         67.92
          9/18/00        29.57     109.52         66.98
          9/19/00        28.70     110.68         65.84
          9/20/00        28.70     110.03         65.14
          9/21/00        28.70     109.86         65.45
          9/22/00        27.83     109.83         65.05
          9/25/00        26.09     109.10         64.24
          9/26/00        27.83     108.20         64.05
          9/27/00        26.52     108.16         64.88
          9/28/00        27.83     110.56         65.77
          9/29/00        27.39     108.91         65.57
          10/2/00        27.39     108.89         64.92
          10/3/00        26.52     108.15         66.66
          10/4/00        26.52     108.74         66.69
          10/5/00        25.65     108.89         67.25
          10/6/00        26.09     106.82         66.50
          10/9/00        26.09     106.29         66.55
         10/10/00        24.78     105.16         66.14
         10/11/00        24.35     103.46         66.04
         10/12/00        23.91     100.82         65.72
         10/13/00        23.48     104.18         66.06
         10/16/00        23.91     104.22         65.71
         10/17/00        22.61     102.35         65.02
         10/18/00        21.74     101.75         64.24
         10/19/00        22.17     105.29         66.11
         10/20/00        20.87     105.91         65.56
         10/23/00        20.87     105.82         65.58
         10/24/00        20.87     106.00         66.12
         10/25/00        20.43     103.48         65.47
         10/26/00        20.87     103.45         65.97
         10/27/00        20.87     104.59         65.73
         10/30/00        21.74     106.04         67.22
         10/31/00        20.87     108.37         70.01
          11/1/00        20.87     107.75         69.27
          11/2/00        21.74     108.29         69.11
          11/3/00        22.17     108.16         69.17
          11/6/00        20.87     108.58         69.84
          11/7/00        21.74     108.56         69.39
          11/8/00        21.30     106.84         69.28
          11/9/00        23.04     106.15         68.45
         11/10/00        22.61     103.56         64.76
         11/13/00        21.74     102.45         65.18
         11/14/00        21.74     104.85         65.35
         11/15/00        21.30     105.37         65.72
         11/16/00        20.87     104.04         65.07
         11/17/00        21.74     103.69         65.75
         11/20/00        25.22     101.79         64.43
         11/21/00        24.78     102.15         63.78
         11/22/00        24.35     100.25         63.18
         11/24/00        23.48     101.73         64.47
         11/27/00        21.30     102.27         65.13
         11/28/00        21.74     101.30         63.76
         11/29/00        21.74     101.74         64.19
         11/30/00        22.17      99.69         63.49
          12/1/00        21.30      99.71         64.55
          12/4/00        20.43     100.45         66.39
          12/5/00        20.87     104.36         66.61
          12/6/00        20.00     102.46         65.81
          12/7/00        20.87     101.86         66.05
          12/8/00        22.61     103.86         66.61
         12/11/00        23.48     104.64         67.75
         12/12/00        20.87     103.96         69.50
         12/13/00        20.87     103.11         69.56
         12/14/00        20.87     101.66         69.54
         12/15/00        21.74      99.48         69.21
         12/18/00        22.17     100.28         70.76
         12/19/00        22.17      98.98         73.01
         12/20/00        21.74      95.89         72.49
         12/21/00        21.30      96.65         75.83
         12/22/00        21.30      99.01         78.58
         12/26/00        21.74      99.71         79.05
         12/27/00        22.61     100.75         82.21
         12/28/00        21.30     101.15         82.12
         12/29/00        21.30     100.10         82.17
           1/2/01        21.30      97.29         82.51
           1/3/01        21.74     102.17         84.27
           1/4/01        22.17     101.09         84.82
           1/5/01        22.61      98.43         83.10
           1/8/01        22.61      98.25         82.98
           1/9/01        22.61      98.62         83.53
          1/10/01        23.91      99.57         82.71
          1/11/01        23.91     100.59         81.96
          1/12/01        23.91      99.95         82.48
          1/16/01        24.35     100.58         81.77
          1/17/01        23.48     100.79         81.61
          1/18/01        22.61     102.20         80.25
          1/19/01        25.22     101.78         80.54
          1/22/01        25.65     101.81         80.29
          1/23/01        26.09     103.14         79.13
          1/24/01        26.09     103.43         79.41
          1/25/01        26.52     102.92         79.31
          1/26/01        28.26     102.73         78.65
          1/29/01        30.26     103.42         78.20
          1/30/01        32.97     104.15         78.90
          1/31/01        33.11     103.56         79.94
           2/1/01        32.56     104.13         79.62
           2/2/01        33.04     102.31         79.63
           2/5/01        33.04     102.68         80.24
           2/6/01        31.44     102.52         81.15
           2/7/01        31.30     101.66         82.66
           2/8/01        32.35     101.03         83.00
           2/9/01        31.30      99.68         82.71
          2/12/01        29.91     100.86         83.50
          2/13/01        28.52      99.98         84.33
          2/14/01        28.52      99.77         84.08
          2/15/01        28.17     100.58         85.01
          2/16/01        25.60      98.68         85.12
          2/20/01        25.74      96.96         87.16
          2/21/01        25.53      95.17         87.31
          2/22/01        25.32      94.98         85.76
          2/23/01        25.74      94.45         84.32
          2/26/01        25.74      96.11         85.58
          2/27/01        25.74      95.37         85.05
          2/28/01        25.74      94.01         84.41
           3/1/01        26.09      94.10         84.50
           3/2/01        25.74      93.57         85.12
           3/5/01        25.74      94.12         85.72
           3/6/01        26.37      95.06         85.72
           3/7/01        26.43      95.67         85.42
           3/8/01        26.30      95.89         85.67
           3/9/01        26.61      93.51         84.65
          3/12/01        26.43      89.47         83.60
          3/13/01        27.13      90.80         83.24
          3/14/01        27.13      88.45         80.96
          3/15/01        27.13      88.97         81.89
          3/16/01        26.78      87.23         79.93
          3/19/01        26.78      88.77         81.05
          3/20/01        26.78      86.63         80.71
          3/21/01        26.78      85.08         78.40
          3/22/01        26.09      84.73         77.92
          3/23/01        26.09      86.42         77.23
          3/26/01        25.74      87.39         80.10
          3/27/01        26.02      89.63         80.83
          3/28/01        27.13      87.44         81.17
          3/29/01        26.43      87.03         80.23
          3/30/01        27.83      87.97         81.21
           4/2/01        27.13      86.87         81.51
           4/3/01        27.83      83.89         79.55
           4/4/01        27.83      83.64         81.33
           4/5/01        26.78      87.30         84.07
           4/6/01        27.69      85.55         83.33
           4/9/01        27.83      86.25         84.25
          4/10/01        28.52      88.58         85.85
          4/11/01        28.03      88.39         84.06
          4/12/01        27.41      89.73         85.09
          4/16/01        27.97      89.44         85.95
          4/17/01        27.20      90.36         85.97
          4/18/01        27.13      93.87         88.48
          4/19/01        27.13      95.05         87.30



                                                     ---------------------------
34                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

Recent Stock Price Performance - Last Six Months
--------------------------------------------------------------------------------

            STOCK PRICE AND VOLUME ACTIVITY FOR THE LAST SIX MONTHS

                           [LINE GRAPH AND BAR CHART]

                                                  60 DAY
          DATE           PRICE      VOLUME    TRAILING AVERAGE
          ----           -----      ------    ----------------
         10/12/00        3.44      14,900         4.39
         10/13/00        3.38      12,000         4.36
         10/16/00        3.44       1,900         4.33
         10/17/00        3.25       9,900         4.30
         10/18/00        3.13       6,600         4.26
         10/19/00        3.19       9,200         4.23
         10/20/00        3.00      45,900         4.20
         10/23/00        3.00      13,800         4.17
         10/24/00        3.00      58,400         4.14
         10/25/00        2.94     318,200         4.10
         10/26/00        3.00       1,500         4.07
         10/27/00        3.00       8,700         4.04
         10/30/00        3.13         500         4.02
         10/31/00        3.00       3,300         3.99
         11/1/00         3.00         100         3.96
         11/2/00         3.13       6,000         3.94
         11/3/00         3.19       2,500         3.91
         11/6/00         3.00       7,000         3.88
         11/7/00         3.13      10,800         3.86
         11/8/00         3.06       6,700         3.83
         11/9/00         3.31       6,200         3.81
         11/10/00        3.25       7,100         3.78
         11/13/00        3.13       5,400         3.76
         11/14/00        3.13       1,700         3.74
         11/15/00        3.06      22,300         3.71
         11/16/00        3.00      15,800         3.69
         11/17/00        3.13      15,000         3.66
         11/20/00        3.63      15,200         3.65
         11/21/00        3.56      10,900         3.63
         11/22/00        3.50      22,800         3.62
         11/24/00        3.38       4,700         3.60
         11/27/00        3.06      22,000         3.58
         11/28/00        3.13      12,100         3.55
         11/29/00        3.13       5,400         3.53
         11/30/00        3.19      15,900         3.52
         12/1/00         3.06      14,300         3.50
         12/4/00         2.94      14,800         3.48
         12/5/00         3.00      85,000         3.46
         12/6/00         2.88       6,300         3.43
         12/7/00         3.00       6,600         3.41
         12/8/00         3.25      38,800         3.39
         12/11/00        3.38      15,900         3.37
         12/12/00        3.00      33,900         3.35
         12/13/00        3.00       3,900         3.33
         12/14/00        3.00      23,600         3.31
         12/15/00        3.13       4,100         3.30
         12/18/00        3.19      29,300         3.28
         12/19/00        3.19       9,800         3.28
         12/20/00        3.13      12,300         3.26
         12/21/00        3.06       8,500         3.25
         12/22/00        3.06      19,700         3.23
         12/26/00        3.13      58,200         3.22
         12/27/00        3.25      22,900         3.21
         12/28/00        3.06      17,500         3.19
         12/29/00        3.06      68,600         3.18
          1/2/01         3.06       3,400         3.17
          1/3/01         3.13      21,600         3.16
          1/4/01         3.19       1,800         3.15
          1/5/01         3.25       9,400         3.15
          1/8/01         3.25       3,400         3.14
          1/9/01         3.25      11,600         3.14
         1/10/01         3.44      15,600         3.14
         1/11/01         3.44       1,100         3.14
         1/12/01         3.44       7,500         3.14
         1/16/01         3.50       8,900         3.15
         1/17/01         3.38      14,100         3.15
         1/18/01         3.25      18,000         3.16
         1/19/01         3.63      27,900         3.17
         1/22/01         3.69       8,800         3.18
         1/23/01         3.75       7,000         3.19
         1/24/01         3.75         200         3.21
         1/25/01         3.81       5,100         3.22
         1/26/01         4.06       4,900         3.23
         1/29/01         4.35      18,500         3.26
         1/30/01         4.74      37,300         3.29
         1/31/01         4.76       9,500         3.31
          2/1/01         4.68       1,800         3.34
          2/2/01         4.75       2,900         3.37
          2/5/01         4.75       3,600         3.39
          2/6/01         4.52      11,400         3.42
          2/7/01         4.50       4,200         3.44
          2/8/01         4.65       8,100         3.46
          2/9/01         4.50       5,200         3.48
         2/12/01         4.30      10,000         3.50
         2/13/01         4.10       4,400         3.52
         2/14/01         4.10         400         3.54
         2/15/01         4.05       2,700         3.56
         2/16/01         3.68      24,400         3.56
         2/20/01         3.70       4,200         3.56
         2/21/01         3.67         500         3.56
         2/22/01         3.64       3,000         3.57
         2/23/01         3.70         100         3.58
         2/26/01         3.70       2,600         3.59
         2/27/01         3.70       2,400         3.60
         2/28/01         3.70         600         3.60
          3/1/01         3.75       8,100         3.62
          3/2/01         3.70       3,400         3.63
          3/5/01         3.70         200         3.64
          3/6/01         3.79       1,600         3.66
          3/7/01         3.80       2,000         3.67
          3/8/01         3.78       1,000         3.68
          3/9/01         3.83           0         3.68
         3/12/01         3.80       1,700         3.70
         3/13/01         3.90       4,300         3.71
         3/14/01         3.90       1,300         3.73
         3/15/01         3.90       6,000         3.74
         3/16/01         3.85       1,400         3.75
         3/19/01         3.85         200         3.76
         3/20/01         3.85         100         3.78
         3/21/01         3.85         200         3.79
         3/22/01         3.75       4,000         3.80
         3/23/01         3.75       2,300         3.81
         3/26/01         3.70       3,500         3.82
         3/27/01         3.74       2,000         3.83
         3/28/01         3.90       4,600         3.84
         3/29/01         3.80       1,400         3.86
         3/30/01         4.00       6,200         3.87
          4/2/01         3.90       1,600         3.88
          4/3/01         4.00      14,600         3.89
          4/4/01         4.00       2,700         3.91
          4/5/01         3.85       1,700         3.92
          4/6/01         3.98       7,000         3.93
          4/9/01         4.00      25,500         3.94
         4/10/01         4.10      48,200         3.95
         4/11/01         4.03         300         3.95
         4/12/01         3.94       1,600         3.96
         4/16/01         4.02         800         3.98
         4/17/01         3.91         500         3.98
         4/18/01         3.90       9,200         3.99
         4/19/01         3.90       3,100         3.99






                                                     ---------------------------
35                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

Relative Recent Stock Performance - Last Six Months
--------------------------------------------------------------------------------

                                 INDEXED PRICES
                          Oct 19, 2000 - Apr 19, 2001

                                  [LINE GRAPH]

           DATE       SDP      S&P500    PEER GROUP
          10/19/00    100.00      100.00    100.00
          10/20/00     94.12      100.59     99.17
          10/23/00     94.12      100.51     99.19
          10/24/00     94.12      100.67    100.01
          10/25/00     92.16       98.28     99.04
          10/26/00     94.12       98.25     99.78
          10/27/00     94.12       99.34     99.43
          10/30/00     98.04      100.71    101.68
          10/31/00     94.12      102.93    105.90
           11/1/00     94.12      102.34    104.77
           11/2/00     98.04      102.85    104.54
           11/3/00    100.00      102.73    104.62
           11/6/00     94.12      103.13    105.64
           11/7/00     98.04      103.10    104.96
           11/8/00     96.08      101.48    104.80
           11/9/00    103.92      100.82    103.53
          11/10/00    101.96       98.36     97.96
          11/13/00     98.04       97.30     98.59
          11/14/00     98.04       99.58     98.85
          11/15/00     96.08      100.08     99.41
          11/16/00     94.12       98.82     98.43
          11/17/00     98.04       98.49     99.46
          11/20/00    113.73       96.68     97.46
          11/21/00    111.76       97.02     96.48
          11/22/00    109.80       95.22     95.57
          11/24/00    105.88       96.62     97.52
          11/27/00     96.08       97.13     98.52
          11/28/00     98.04       96.21     96.45
          11/29/00     98.04       96.63     97.09
          11/30/00    100.00       94.69     96.03
           12/1/00     96.08       94.71     97.64
           12/4/00     92.16       95.41    100.42
           12/5/00     94.12       99.12    100.75
           12/6/00     90.20       97.31     99.54
           12/7/00     94.12       96.74     99.90
           12/8/00    101.96       98.64    100.76
          12/11/00    105.88       99.38    102.48
          12/12/00     94.12       98.73    105.13
          12/13/00     94.12       97.93    105.21
          12/14/00     94.12       96.56    105.18
          12/15/00     98.04       94.48    104.69
          12/18/00    100.00       95.25    107.03
          12/19/00    100.00       94.01    110.44
          12/20/00     98.04       91.07    109.65
          12/21/00     96.08       91.80    114.71
          12/22/00     96.08       94.04    118.86
          12/26/00     98.04       94.70    119.58
          12/27/00    101.96       95.69    124.35
          12/28/00     96.08       96.07    124.21
          12/29/00     96.08       95.07    124.28
            1/2/01     96.08       92.40    124.80
            1/3/01     98.04       97.03    127.47
            1/4/01    100.00       96.01    128.30
            1/5/01    101.96       93.49    125.69
            1/8/01    101.96       93.31    125.52
            1/9/01    101.96       93.67    126.34
           1/10/01    107.84       94.56    125.10
           1/11/01    107.84       95.54    123.98
           1/12/01    107.84       94.93    124.76
           1/16/01    109.80       95.53    123.69
           1/17/01    105.88       95.73    123.45
           1/18/01    101.96       97.06    121.39
           1/19/01    113.73       96.67    121.82
           1/22/01    115.69       96.70    121.45
           1/23/01    117.65       97.96    119.69
           1/24/01    117.65       98.24    120.12
           1/25/01    119.61       97.75    119.96
           1/26/01    127.45       97.57    118.97
           1/29/01    136.47       98.23    118.29
           1/30/01    148.71       98.92    119.35
           1/31/01    149.33       98.36    120.91
            2/1/01    146.82       98.90    120.43
            2/2/01    149.02       97.17    120.46
            2/5/01    149.02       97.52    121.37
            2/6/01    141.80       97.37    122.75
            2/7/01    141.18       96.55    125.04
            2/8/01    145.88       95.95    125.55
            2/9/01    141.18       94.67    125.11
           2/12/01    134.90       95.79    126.31
           2/13/01    128.63       94.96    127.56
           2/14/01    128.63       94.76    127.19
           2/15/01    127.06       95.52    128.59
           2/16/01    115.45       93.72    128.75
           2/20/01    116.08       92.09    131.84
           2/21/01    115.14       90.39    132.06
           2/22/01    114.20       90.21    129.72
           2/23/01    116.08       89.71    127.55
           2/26/01    116.08       91.28    129.44
           2/27/01    116.08       90.58    128.65
           2/28/01    116.08       89.28    127.68
            3/1/01    117.65       89.38    127.81
            3/2/01    116.08       88.87    128.75
            3/5/01    116.08       89.39    129.67
            3/6/01    118.90       90.28    129.67
            3/7/01    119.22       90.86    129.21
            3/8/01    118.59       91.07    129.58
            3/9/01    120.00       88.81    128.04
           3/12/01    119.22       84.98    126.46
           3/13/01    122.35       86.24    125.91
           3/14/01    122.35       84.01    122.46
           3/15/01    122.35       84.50    123.87
           3/16/01    120.78       82.85    120.90
           3/19/01    120.78       84.31    122.59
           3/20/01    120.78       82.28    122.09
           3/21/01    120.78       80.80    118.59
           3/22/01    117.65       80.47    117.86
           3/23/01    117.65       82.08    116.82
           3/26/01    116.08       83.00    121.17
           3/27/01    117.33       85.12    122.27
           3/28/01    122.35       83.04    122.79
           3/29/01    119.22       82.66    121.35
           3/30/01    125.49       83.55    122.84
            4/2/01    122.35       82.51    123.30
            4/3/01    125.49       79.67    120.32
            4/4/01    125.49       79.44    123.02
            4/5/01    120.78       82.91    127.16
            4/6/01    124.86       81.25    126.04
            4/9/01    125.49       81.91    127.44
           4/10/01    128.63       84.13    129.86
           4/11/01    126.43       83.95    127.15
           4/12/01    123.61       85.22    128.71
           4/16/01    126.12       84.94    130.01
           4/17/01    122.67       85.82    130.04
           4/18/01    122.35       89.16    133.83
           4/19/01    122.35       90.27    132.05




                                                     ---------------------------
36                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

--------------------------------------------------------------------------------

STOCK PREMIUM ANALYSIS








                                                     ---------------------------
                                                       JANNEY MONTGOMERY SCOTT
                                                     ===========================

Stock Premium Analysis
--------------------------------------------------------------------------------

- In order to compare Allied's offer price of $10.25 to comparable transactions, purchase price premiums for transactions with the following characteristics were analyzed:

          -    The target company was a publicly traded entity

          -    The transaction was completed within the last six months

          - The target company had a market capitalization between $50 million and $200 million.

- 27 transactions were found, and the average purchase price premium four weeks prior to announcement was approximately 56%. The chart on the following page illustrates the number of transactions that fell within various premium ranges.

                                                     ---------------------------
38                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

Stock Premium Analysis
Market Capitalization Between $50 - $200 Million
--------------------------------------------------------------------------------


        HISTOGRAM FOR PURCHASE PREMIUMS FOUR WEEKS PRIOR TO ANNOUNCEMENT


                                  [BAR CHART]

        PURCHASE PREMIUM             NUMBER OF ACQUISITIONS

        <10%                         6
        10 to 25%                    4
        25 to 50%                    3
        50 to 75%                    8
        75 to 100%                   2
        >100%                        4




                                                     ---------------------------
39                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

Stock Performance Summary
--------------------------------------------------------------------------------

- Of the 27 transactions analyzed in the Stock Premium Analysis, eight of the target companies had a market capitalization under $100 million. For those eight transactions, the average purchase price premium was 48%.

- The proposed purchase price per share of $10.25 represents a 163% premium over SunSource's closing price of $3.90 on April 18th, and a 188% premium over SunSource's average closing price over the past six months of $3.56.

- The stock price performance of both SunSource and its peer group have been trending downward over the past year, a phenomenon that typically does not warrant large purchase price premiums.



                                                     ---------------------------
40                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

Stock Price Premium Analysis
--------------------------------------------------------------------------------



SUNSOURCE, INC.
====================================================================================================================
M&A Premium Analysis for the last six months for Public Target Companies w/ a Market Cap between $50-200 million.
--------------------------------------------------------------------------------------------------------------------

                                                                                           TRANSACTION
                                                                                                 VALUE  ENTERPRISE
ANN DATE     TARGET FULL NAME      TARGET BUSINESS DESCRIPTION     ACQUIROR FULL NAME             (MM)  VALUE (MM)
--------------------------------------------------------------------------------------------------------------------
22 Feb 2001  ClinTrials Research,  Global contract medical         Inveresk Plc / Indigo      $110.4      $110.4
             Inc.                  research organization.          Acquisition Corp.

07 Feb 2001  Labtec, Inc. (NEW)    Develops high-technology        Logitech International      109.3       109.3
                                   peripherals and accessories.    S.A.

11 Dec 2000  Bay Bancshares, Inc.  Holding company for Bayshore    SouthTrust Corp.             55.1        55.1
                                   National Bank.

14 Dec 2000  Eldorado Bancshares,  Holding company.                Zions Bancorporation        169.7       169.7
             Inc.

14 Feb 2001  SierraCities.com,     Provides comprehensive online   American Express Co.        108.2       108.2
             Inc.                  financing.

18 Jan 2001  Texoil, Inc.          Acquires, develops oil, gas     Ocean Energy, Inc.          124.9       124.9
                                   reserves.

22 Jan 2001  Guest Supply, Inc.    Supplies personal care          SYSCO Corporation           231.5       231.5
                                   amenities.

06 Sep 2000  FirstSpartan          Holding company for First       BB&T Corp.                  137.5       137.5
             Financial Corp.       Federal Bank.

20 Sep 2000  WesterFed Financial   Holding company for Western     Glacier Bancorp Inc.         95.1        95.1
             Corp.                 Security Bank.

14 Nov 2000  Enhance Financial     Reinsures financial guarantees  Radian Group Inc.           532.1       532.1
             Services Group        of municipal and asset-backed
                                   debt obligations.

07 Nov 2000  ShowCase              Provides fully integrated,      SPSS Inc.                    73.0        55.8
             Corporation           end-to-end, business
                                   intelligence solutions for
                                   IBM AS/400 customers.

03 Oct 2000  Robinson Nugent,      Designs, manufactures, and      3M                          121.5       121.5
             Inc.                  markets electronic connectors,
                                   integrated circuit sockets,
                                   and cable assemblies.

26 Oct 2000  Corsair               Provides software solutions.    Lightbridge, Inc.           132.1       132.1
             Communications,
             Inc.

03 OCt 2000  CapRock               Owns and operates a scalable    McLeodUSA Inc.              556.9       556.9
             Communications        long-haul fiber network.
             Corp.

11 Oct 2000  Cerprobe Corp.        Designs, manufactures and       Kulicke and Soffa           179.9       179.9
                                   markets products for the        Industries, Inc
                                   high-performance testing of
                                   integrated circuits and other
                                   microelectronics components.





SUNSOURCE, INC.
====================================================================================================================
M&A Premium Analysis for the last six months for Public Target Companies w/ a Market Cap between $50-200 million.
--------------------------------------------------------------------------------------------------------------------
                                                                                             TARGET PRICE PRIOR
                                                                                               TO ANNOUNCEMENT
                                                                                           -------------------------
ANN DATE     TARGET FULL NAME      TARGET BUSINESS DESCRIPTION     ACQUIROR FULL NAME      1 MONTH   1 WEEK   1 DAY
--------------------------------------------------------------------------------------------------------------------
22 Feb 2001  ClinTrials Research,  Global contract medical         Inveresk Plc / Indigo    $ 6.00   $ 6.13   $ 5.75
             Inc.                  research organization.          Acquisition Corp.

07 Feb 2001  Labtec, Inc. (NEW)    Develops high-technology        Logitech International     6.22     9.88    11.88
                                   peripherals and accessories.    S.A.

11 Dec 2000  Bay Bancshares, Inc.  Holding company for Bayshore    SouthTrust Corp.          23.00    22.00    22.00
                                   National Bank.

14 Dec 2000  Eldorado Bancshares,  Holding company.                Zions Bancorporation       7.88     8.38     8.88
             Inc.

14 Feb 2001  SierraCities.com,     Provides comprehensive online   American Express Co.       1.75     3.75     4.06
             Inc.                  financing.

18 Jan 2001  Texoil, Inc.          Acquires, develops oil, gas     Ocean Energy, Inc.         6.81     7.63     7.56
                                   reserves.

22 Jan 2001  Guest Supply, Inc.    Supplies personal care          SYSCO Corporation         16.38    17.38    18.69
                                   amenities.

06 Sep 2000  FirstSpartan          Holding company for First       BB&T Corp.                18.75    20.06    20.38
             Financial Corp.       Federal Bank.

20 Sep 2000  WesterFed Financial   Holding company for Western     Glacier Bancorp Inc.      15.63    15.75    15.75
             Corp.                 Security Bank.

14 Nov 2000  Enhance Financial     Reinsures financial guarantees  Radian Group Inc.         12.50    13.56    13.81
             Services Group        of municipal and asset-backed
                                   debt obligations.

07 Nov 2000  ShowCase              Provides fully integrated,      SPSS Inc.                  6.75     5.00     5.56
             Corporation           end-to-end, business
                                   intelligence solutions for
                                   IBM AS/400 customers.

03 Oct 2000  Robinson Nugent,      Designs, manufactures, and      3M                        16.81    15.69    16.63
             Inc.                  markets electronic connectors,
                                   integrated circuit sockets,
                                   and cable assemblies.

26 Oct 2000  Corsair               Provides software solutions.    Lightbridge, Inc.          9.00     6.91     7.38
             Communications,
             Inc.

03 OCt 2000  CapRock               Owns and operates a scalable    McLeodUSA Inc.             5.75     5.53     5.06
             Communications        long-haul fiber network.
             Corp.

11 Oct 2000  Cerprobe Corp.        Designs, manufactures and       Kulicke and Soffa         14.06    14.00    12.75
                                   markets products for the        Industries, Inc
                                   high-performance testing of
                                   integrated circuits and other
                                   microelectronics components.


SUNSOURCE, INC.
====================================================================================================================
M&A Premium Analysis for the last six months for Public Target Companies w/ a Market Cap between $50-200 million.
--------------------------------------------------------------------------------------------------------------------
                                                                                               PREMIUM (%) PRIOR
                                                                                                TO ANNOUNCEMENT
                                                                                           -------------------------
ANN DATE     TARGET FULL NAME      TARGET BUSINESS DESCRIPTION     ACQUIROR FULL NAME       1 DAY   1 WEEK   1 MONTH
--------------------------------------------------------------------------------------------------------------------
22 Feb 2001  ClinTrials Research,  Global contract medical         Inveresk Plc / Indigo      4.3    (2.0)        -
             Inc.                  research organization.          Acquisition Corp.

07 Feb 2001  Labtec, Inc. (NEW)    Develops high-technology        Logitech International    42.7    71.6     172.5
                                   peripherals and accessories.    S.A.

11 Dec 2000  Bay Bancshares, Inc.  Holding company for Bayshore    SouthTrust Corp.          20.1    20.1      14.9
                                   National Bank.

14 Dec 2000  Eldorado Bancshares,  Holding company.                Zions Bancorporation      35.0    43.0      52.1
             Inc.

14 Feb 2001  SierraCities.com,     Provides comprehensive online   American Express Co.      39.8    51.5     224.6
             Inc.                  financing.

18 Jan 2001  Texoil, Inc.          Acquires, develops oil, gas     Ocean Energy, Inc.         9.1     8.2      21.1
                                   reserves.

22 Jan 2001  Guest Supply, Inc.    Supplies personal care          SYSCO Corporation         39.1    49.6      58.8
                                   amenities.

06 Sep 2000  FirstSpartan          Holding company for First       BB&T Corp.                80.2    83.0      95.8
             Financial Corp.       Federal Bank.

20 Sep 2000  WesterFed Financial   Holding company for Western     Glacier Bancorp Inc.      49.1    49.1      50.3
             Corp.                 Security Bank.

14 Nov 2000  Enhance Financial     Reinsures financial guarantees  Radian Group Inc.         (0.2)    1.6      10.2
             Services Group        of municipal and asset-backed
                                   debt obligations.

07 Nov 2000  ShowCase              Provides fully integrated,      SPSS Inc.                 22.1    35.8       0.6
             Corporation           end-to-end, business
                                   intelligence solutions for
                                   IBM AS/400 customers.

03 Oct 2000  Robinson Nugent,      Designs, manufactures, and      3M                        31.1    39.0      29.7
             Inc.                  markets electronic connectors,
                                   integrated circuit sockets,
                                   and cable assemblies.

26 Oct 2000  Corsair               Provides software solutions.    Lightbridge, Inc.          3.3    10.4     (15.3)
             Communications,
             Inc.

03 OCt 2000  CapRock               Owns and operates a scalable    McLeodUSA Inc.            13.4     3.8      (0.2)
             Communications        long-haul fiber network.
             Corp.

11 Oct 2000  Cerprobe Corp.        Designs, manufactures and       Kulicke and Soffa         56.9     42.9     42.2
                                   markets products for the        Industries, Inc
                                   high-performance testing of
                                   integrated circuits and other
                                   microelectronics components.




                                                     ---------------------------
41                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

Stock Price Premium Analysis
----------------------------------------------------------------------------

SunSource, Inc.
===================================================================================================================================
M&A Premium Analysis for the last six months for Public Target Companies w/ a Market Cap between $50-200 million.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  TRANSACTION      ENTERPRISE
ANN DATE      TARGET FULL NAME      TARGET BUSINESS DESCRIPTION           ACQUIROR FULL NAME        VALUE (MM)      VALUE (MM)
-----------------------------------------------------------------------------------------------------------------------------------
02 Oct 2000   Crescendo             Develops human pharmaceutical         ALZA Corporation           100.0             100.0
              Pharmaceuticals       products for commercialization,
              Corp.                 through licensing to ALZA
                                    Corporation.

04 Oct 2000   Hello Direct Inc.     Develops and markets telephony        GN Store Nord A/S           89.5              89.5
                                    products and equipment interface
                                    solutions to business end users.

11 Aug 2000   BI, Inc.              Designs, manufactures, assembles,     Investor Group              85.6              85.6
                                    sells & supports electronic           (Led by Kohlberg &
                                    monitoring house arrest programs.     Co. LLC)

26 Apr 2000   HMT Technology Corp.  Supplies high-performance thin        Komag Inc.                 141.5             141.5
                                    film disks for high-end, high-end
                                    capacity, and removable hard disk
                                    drives.

18 Dec 2000   Donna Karan           Manufactures, retails men's,          LVMH Moet Hennessy         238.3             238.3
              International, Inc.   women's clothing.                     Louis Vuitton

27 Dec 2000   Drovers Bancshares    Bank holding company.                 Fulton Financial Corp      144.8             144.8
              Corporation

27 Nov 2000   Spacelabs Medical,    Manufactures, markets healthcare      Cardiac Science, Inc.      143.2             143.2
              Inc.                  instruments.

13 Nov 2000   MicroTouch            Supplies touch and pen sensitive      3M                         136.3             136.3
              Systems, Inc.         input systems.

12 Oct 2000   Lodgian, Inc.         Owns or manages numerous hotels       Goldman Sachs Group Inc.   126.6             126.6
                                    in the United States, Canada,
                                    and Europe.

29 Nov 2000   First Liberty Bank    Bank holding company.                 Community Bank System,      87.0              87.0
              Corp.                                                       Inc.

22 Dec 2000   Southern Mineral      Explores oil and gas                  PetroCorp, Inc.             57.6              57.6
              Corp.                 properties.

21 Sep 2000   Ridgewood Financial   A holding company for Ridgewood       Boiling Springs Bancorp     57.2              48.5
              Inc.                  Savings Bank of New Jersey.



SunSource, Inc.
===================================================================================================================================
M&A Premium Analysis for the last six months for Public Target Companies w/ a Market Cap between $50-200 million.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       TARGET PRICE PRIOR
                                                                                                         TO ANNOUNCEMENT
                                                                                                    --------------------------
ANN DATE      TARGET FULL NAME      TARGET BUSINESS DESCRIPTION           ACQUIROR FULL NAME        1 MONTH    1 WEEK    1 DAY
-----------------------------------------------------------------------------------------------------------------------------------
02 Oct 2000   Crescendo             Develops human pharmaceutical         ALZA Corporation           20.75      20.06     20.50
              Pharmaceuticals       products for commercialization,
              Corp.                 through licensing to ALZA
                                    Corporation.

04 Oct 2000   Hello Direct Inc.     Develops and markets telephony        GN Store Nord A/S          10.63       9.97     11.13
                                    products and equipment interface
                                    solutions to business end users.

11 Aug 2000   BI, Inc.              Designs, manufactures, assembles,     Investor Group              5.06       4.00      4.63
                                    sells & supports electronic           (Led by Kohlberg &
                                    monitoring house arrest programs.     Co. LLC)

26 Apr 2000   HMT Technology Corp.  Supplies high-performance thin        Komag Inc.                  3.75       2.28      1.88
                                    film disks for high-end, high-end
                                    capacity, and removable hard disk
                                    drives.

18 Dec 2000   Donna Karan           Manufactures, retails men's,          LVMH Moet Hennessy          5.63       4.81      4.88
              International, Inc.   women's clothing.                     Louis Vuitton

27 Dec 2000   Didvers Bancshares    Bank holding company.                 Fulton Financial Corp      14.75      13.25     19.75
              Corporation

27 Nov 2000   Spacelabs Medical,    Manufactures, markets healthcare      Cardiac Science, Inc.       9.94      11.94     13.25
              Inc.                  instruments.

13 Nov 2000   MicroTouch            Supplies touch and pen sensitive      3M                          7.00      13.50     17.38
              Systems, Inc.         input systems.

12 Oct 2000   Lodgian, Inc.         Owns or manages numerous hotels       Goldman Sachs Group Inc.    2.69       2.81      2.88
                                    in the United States, Canada,
                                    and Europe.

29 Nov 2000   First Liberty Bank    Bank holding company.                 Community Bank System,     11.00      13.25     13.25
              Corp.                                                       Inc.

22 Dec 2000   Southern Mineral      Explores oil and gas                  PetroCorp, Inc.             3.38       3.25      3.13
              Corp.                 properties.

21 Sep 2000   Ridgewood Financial   A holding company for Ridgewood       Boiling Springs Bancorp     7.50      14.44     14.44
              Inc.                  Savings Bank of New Jersey.



SunSource, Inc.
===================================================================================================================================
M&A Premium Analysis for the last six months for Public Target Companies w/ a Market Cap between $50-200 million.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PREMIUM (%) PRIOR
                                                                                                         TO ANNOUNCEMENT
                                                                                                    --------------------------
ANN DATE      TARGET FULL NAME      TARGET BUSINESS DESCRIPTION           ACQUIROR FULL NAME        1 DAY    1 WEEK    1 MONTH
-----------------------------------------------------------------------------------------------------------------------------------
02 Oct 2000   Crescendo             Develops human pharmaceutical         ALZA Corporation           0.9        3.1      (0.3)
              Pharmaceuticals       products for commercialization,
              Corp.                 through licensing to ALZA
                                    Corporation.

04 Oct 2000   Hello Direct Inc.     Develops and markets telephony        GN Store Nord A/S         47.4       64.5      54.4
                                    products and equipment interface
                                    solutions to business end users.

11 Aug 2000   BI, Inc.              Designs, manufactures, assembles,     Investor Group            78.4      106.3      63.0
                                    sells & supports electronic           (Led by Kohlberg &
                                    monitoring house arrest programs.     Co. LLC)

26 Apr 2000   HMT Technology Corp.  Supplies high-performance thin        Komag Inc.                63.7       34.6     (18.1)
                                    film disks for high-end, high-end
                                    capacity, and removable hard disk
                                    drives.

18 Dec 2000   Donna Karan           Manufactures, retails men's,          LVMH Moet Hennessy        74.4       76.6      51.1
              International, Inc.   women's clothing.                     Louis Vuitton

27 Dec 2000   Didvers Bancshares    Bank holding company.                 Fulton Financial Corp    44.0      114.6      92.8
              Corporation

27 Nov 2000   Spacelabs Medical,    Manufactures, markets healthcare      Cardiac Science, Inc.     13.2       25.7      50.9
              Inc.                  instruments.

13 Nov 2000   MicroTouch            Supplies touch and pen sensitive      3M                        20.9       55.6     200.0
              Systems, Inc.         input systems.

12 Oct 2000   Lodgian, Inc.         Owns or manages numerous hotels       Goldman Sachs Group Inc.  56.5       60.0      67.4
                                    in the United States, Canada,
                                    and Europe.

29 Nov 2000   First Liberty Bank    Bank holding company.                 Community Bank System,     2.7        2.7      23.7
              Corp.                                                       Inc.

22 Dec 2000   Southern Mineral      Explores oil and gas                  PetroCorp, Inc.           50.7       44.9      39.6
              Corp.                 properties.

21 Sep 2000   Ridgewood Financial   A holding company for Ridgewood       Boiling Springs Bancorp   24.7       24.7     140.0
              Inc.                  Savings Bank of New Jersey.



===================================================================================================================================
Average             153.5         152.6         10.0         10.6         11.2         34.2         41.5         56.4
Median              124.9         124.9          7.9         10.0         11.9         35.0         42.9         50.3
Low                  55.1          48.5          1.8          2.3          1.9         (0.2)        (2.0)       (18.1)
High                556.9         556.9         23.0         22.0         22.0         80.2        114.6        224.6
-----------------------------------------------------------------------------------------------------------------------------------


                                                     ---------------------------
                                                       JANNEY MONTGOMERY SCOTT
                                                     ===========================

--------------------------------------------------------------------------------

OVERVIEW OF ALLIED CAPITAL CORPORATION










                                                     ---------------------------
                                                       JANNEY MONTGOMERY SCOTT
                                                     ===========================

Allied Capital Corporation Overview
--------------------------------------------------------------------------------

- Allied Capital Corporation ("Allied") is a Washington D.C. based company that was founded in 1958 and has been public since 1960 (NASDAQ: ALLC.) Its market capitalization is approximately $1.7 billion; the stock currently trades at a P/E ratio of just over 10 times.

- Allied is a business development company that provides private investment capital to private and public companies in a variety of industries throughout the U.S. Investment activity is focused in two areas: private finance and commercial real estate finance.

- Over 70% of Allied's investments are in the private finance sector, and are generally used to fund growth, buyouts, acquisitions, recapitalizations, and bridge financings. Allied's investments typically range in size from $5 million to $30 million, and are generally structured as unsecured, subordinated loans with equity features such as warrants or options. Allied also maintains a small portfolio of commercial real estate loans.

- Allied has recently experienced strong growth driven by strong originations, and management expects the growth to continue in 2001. Also, as Allied continues to shift its mix of assets toward higher-yielding mezzanine investments, higher operating returns are expected.



                                                     ---------------------------
44                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

ALLC - Income Statement Summary
--------------------------------------------------------------------------------

                                                                   FOR THE FISCAL YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                1997 (1)           1998 (2)             1999                 2000
                                                --------           --------           --------             --------
Interest and Dividend Income                    $86,882    89.2%   $80,281    87.3%   $121,112     85.8%   $182,307   86.2%
Premiums from Loan Dispositions                   7,277     7.5%     5,949     6.5%     14,284     10.1%     16,138    7.6%
Investment Advisory Fees and Other Income         3,246     3.3%     5,696     6.2%      5,744      4.1%     13,144    6.2%
                                                -------            -------            --------             --------
   Total Interest & Related Portfolio Income     97,405   100.0%    91,926   100.0%    141,140    100.0%    211,589  100.0%
Interest Expense                                 26,952    27.7%    20,694    22.5%     34,860     24.7%     57,412   27.1%
Employee Expense                                 10,258    10.5%    11,829    12.9%     16,136     11.4%     19,842    9.4%
Administrative Expense                            8,970     9.2%    11,921    13.0%     12,350      8.8%     15,435    7.3%
                                                -------            -------            --------             --------
   Total Operating Expenses                      46,180    47.4%    44,444    48.3%     63,346     44.9%     92,689   43.8%
Formula and Cut-off Awards                          -       0.0%     7,049     7.7%      6,753      4.8%      6,183    2.9%
                                                -------            -------            --------             --------
   Operating Income Before Gains                 51,225    52.6%    40,433    44.0%     71,041     50.3%    112,717   53.3%
Net Realized Gains                               10,704    11.0%    22,541    24.5%     25,391     18.0%     15,523    7.3%
Net Unrealized Gains                              7,209     7.4%     1,079     1.2%      2,138      1.5%     14,861    7.0%
                                                -------            -------            --------             --------
   Total Net Gains                               17,913    18.4%    23,620    25.7%     27,529     19.5%     30,384   14.4%
                                                -------            -------            --------             --------
Net Income before Taxes                          69,138    71.0%    64,053    69.7%     98,570     69.8%    143,101   67.6%
Income tax expense/(benefit)                      1,444     1.5%       787     0.9%        -        0.0%        -      0.0%
                                                -------            -------            --------             --------
Net Income                                      $67,694    69.5%   $63,266    68.8%   $ 98,570     69.8%   $143,101   67.6%
                                                =======            =======            ========             ========
Earnings Per Share - Basic                      $  1.38            $  1.22            $   1.65             $   1.96
Earnings Per Share - Diluted                    $  1.37            $  1.22            $   1.64             $   1.95

         [REVENUES BAR CHART]               [NET INCOME BAR CHART]

          YEAR    REVENUES                    YEAR    NET INCOME
          1997    $ 97,405                    1997     $ 67,694
          1998    $ 91,926                    1998     $ 63,266
          1999    $141,140                    1999     $ 98,570
          2000    $211,589                    2000     $143,101

(1) 1997 results have been adjusted to exclude $5.2 million in merger related expenses

(2) 1998 results have been adjusted to exclude a $14.3 million in post-merger gain on securitization of commercial mortgage loans



                                                     ---------------------------
45                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

ALLC - Quarterly Results
-------------------------------------------------------------------------------

                                                                           FOR THE QUARTER ENDED
                                              --------------------------------------------------------------------------------------
                                              12/31/99          3/31/00          6/30/00          9/30/00          12/31/00
                                              --------          -------          -------          -------          --------
Interest and Dividend Income                   $35,396   83.7%  $38,728   88.2%  $42,986   86.0%  $48,054   85.8%   $51,762    83.8%
Premiums from Loan Dispositions                  5,252   12.4%    3,289    7.5%    4,554    9.1%    2,909    5.2%     5,386     8.7%
Investment Advisory Fees and Other Income        1,630    3.9%    1,880    4.3%    2,425    4.9%    5,029    9.0%     4,587     7.4%
                                               -------          -------          -------          -------           -------
   Total Interest & Related Portfolio Income    42,278  100.0%   43,897  100.0%   49,965  100.0%   55,992  100.0%    61,735   100.0%
Interest Expense                                10,687   25.3%   12,311   28.0%   14,280   28.6%   15,054   26.9%    15,767    25.5%
Employee Expense                                 4,833   11.4%    4,569   10.4%    5,191   10.4%    4,949    8.8%     5,133     8.3%
Administrative Expense                           3,874    9.2%    2,753    6.3%    4,082    8.2%    3,876    6.9%     4,724     7.7%
                                               -------          -------          -------          -------           -------
   Total Operating Expenses                     19,394   45.9%   19,633   44.7%   23,553   47.1%   23,879   42.6%    25,624    41.5%
Formula and Cut-off Awards                       1,565    3.7%    1,691    3.9%    1,712    3.4%    1,394    2.5%     1,386     2.2%
                                               -------          -------          -------          -------           -------
   Operating Income Before Gains                21,319   50.4%   22,573   51.4%   24,700   49.4%   30,719   54.9%    34,725    56.2%
Net Realized Gains                               8,943   21.2%    2,176    5.0%   12,865   25.7%    8,054   14.4%    (7,572)  -12.3%
Net Unrealized Gains                               663    1.6%    4,832   11.0%   (2,775)  -5.6%   (2,324)  -4.2%    15,128    24.5%
                                               -------          -------          -------          -------           -------
   Total Net Gains                               9,606   22.7%    7,008   16.0%   10,090   20.2%    5,730   10.2%     7,556    12.2%
                                               -------          -------          -------          -------           -------
Net Income before Taxes                         30,925   73.1%   29,581   67.4%   34,790   69.6%   36,449   65.1%    42,281    68.5%
Income tax expense/(benefit)                       -      0.0%      -      0.0%      -      0.0%      -      0.0%       -       0.0%
                                               -------          -------          -------          -------           -------
Net Income                                     $30,925   73.1%  $29,581   67.4%  $34,790   69.6%  $36,449   65.1%   $42,281    68.5%
                                               =======          =======          =======          =======           =======
Earnings Per Share - Basic                     $  0.49             0.45          $  0.50          $  0.48           $  0.52
Earnings Per Share - Diluted                   $  0.49             0.45          $  0.50          $  0.48           $  0.52

         [REVENUES BAR CHART]                    [NET INCOME BAR CHART]

         QUARTER    REVENUES                     QUARTER    NET INCOME
          Dec-99    $ 42,278                      Dec-99     $ 30,925
          Mar-00    $ 43,897                      Mar-00     $ 29,581
          Jun-00    $ 49,965                      Jun-00     $ 34,790
          Sep-00    $ 55,992                      Sep-00     $ 36,449
          Dec-00    $ 61,735                      Dec-00     $ 42,281

                                                     ---------------------------
46                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

ALLC - Balance Sheet Data
--------------------------------------------------------------------------------

                                               12/31/98     12/31/99       12/31/00
                                               --------     --------       --------
Portfolio at value:
   Private Finance                             $339,163    $  647,040     $1,282,467
   Commercial Real Estate Finance               346,860       520,029        505,534
   Small Business Finance                       114,251        61,428            -
                                               --------    ----------     ----------
       Total Portfolio Value                    800,274     1,228,497      1,788,001

   Cash and Equivalents                          25,075        18,155          2,449
   Other Assets                                  30,730        43,386         63,367
                                               --------    ----------     ----------
       Total Assets                            $856,079    $1,290,038     $1,853,817
                                               ========    ==========     ==========

   Notes Payable and Debentures                 239,350       487,350        704,648
   Revolving Credit Facilities                   95,000       105,500         82,000
   Accounts Payable and Other Liabilities        29,612        22,675         30,477
                                               --------    ----------     ----------
       Total Liabilities                        363,962       615,525        817,125

   Preferred Stock                                7,000         7,000          7,000
   Shareholders' Equity                         485,117       667,513      1,029,692
                                               --------    ----------     ----------
       Total Liabilities and Equity            $856,079    $1,290,038     $1,853,817
                                               ========    ==========     ==========

   Debt/Equity                                     0.68          0.88           0.76
   Debt/Total Capitalization                       0.40          0.47           0.43
   Return on Assets                                7.4%          7.6%           7.7%



                                                     ---------------------------
47                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

ALLC - Stock Performance
--------------------------------------------------------------------------------


                       ALLIED CAPITAL CORPORATION (ALLC)
                           Apr 16, 1999 - Apr 19, 2001

                                  [LINE GRAPH]


             DATE        PRICE        VOLUME
              4/16/99        18.06      173,700
              4/19/99        18.13      216,200
              4/20/99        18.00      150,000
              4/21/99        18.00      104,000
              4/22/99        18.00      103,600
              4/23/99        18.06       56,600
              4/26/99        18.13      108,700
              4/27/99        18.38      414,200
              4/28/99        18.19      305,700
              4/29/99        17.94      146,700
              4/30/99        18.00      138,300
               5/3/99        17.88      112,800
               5/4/99        18.00      130,900
               5/5/99        17.69      113,600
               5/6/99        17.44      249,000
               5/7/99        17.56      207,000
              5/10/99        17.44      308,800
              5/11/99        18.69      750,300
              5/12/99        19.25      431,300
              5/13/99        19.00      196,800
              5/14/99        18.88      257,600
              5/17/99        18.94      167,400
              5/18/99        18.91      132,000
              5/19/99        18.75      174,800
              5/20/99        18.94      182,300
              5/21/99        19.13      173,300
              5/24/99        18.75      159,600
              5/25/99        18.63      167,000
              5/26/99        18.75      605,000
              5/27/99        18.50       58,700
              5/28/99        18.63      117,800
               6/1/99        18.75       41,300
               6/2/99        18.25       91,600
               6/3/99        18.81       94,400
               6/4/99        18.94       45,900
               6/7/99        19.00       69,600
               6/8/99        18.94       99,200
               6/9/99        19.19      100,700
              6/10/99        19.06       59,700
              6/11/99        18.81       78,900
              6/14/99        19.25      242,900
              6/15/99        19.56      131,400
              6/16/99        19.38      129,600
              6/17/99        19.50      125,800
              6/18/99        20.38      331,000
              6/21/99        20.69      198,600
              6/22/99        20.88      283,300
              6/23/99        21.50      292,800
              6/24/99        20.75      139,800
              6/25/99        20.63      122,500
              6/28/99        20.13      170,000
              6/29/99        21.38      331,100
              6/30/99        24.00    1,037,500
               7/1/99        23.00      707,700
               7/2/99        22.50      231,300
               7/6/99        23.00      500,400
               7/7/99        22.75      335,600
               7/8/99        22.19      304,400
               7/9/99        22.25      252,000
              7/12/99        22.38      219,100
              7/13/99        21.56      457,100
              7/14/99        22.00      307,100
              7/15/99        22.56      192,100
              7/16/99        22.50      293,500
              7/19/99        22.00      134,100
              7/20/99        22.00      137,900
              7/21/99        22.00      139,700
              7/22/99        22.00      125,900
              7/23/99        21.94      103,700
              7/26/99        21.38      131,900
              7/27/99        22.50      203,700
              7/28/99        22.19      114,600
              7/29/99        23.19      289,000
              7/30/99        22.50      169,600
               8/2/99        22.50      134,700
               8/3/99        22.06      147,700
               8/4/99        21.50      119,000
               8/5/99        21.13      198,800
               8/6/99        20.63      116,000
               8/9/99        21.13      182,600
              8/10/99        21.63      245,900
              8/11/99        22.06      314,800
              8/12/99        22.88      354,000
              8/13/99        23.25      275,600
              8/16/99        23.19      358,300
              8/17/99        22.88      298,800
              8/18/99        21.75      321,800
              8/19/99        21.38      172,500
              8/20/99        21.88      172,300
              8/23/99        22.56      146,700
              8/24/99        22.56      111,700
              8/25/99        22.38      134,200
              8/26/99        22.25       72,400
              8/27/99        22.00       84,500
              8/30/99        22.13      264,400
              8/31/99        22.59      122,900
               9/1/99        22.56      198,100
               9/2/99        22.13      159,600
               9/3/99        22.06      131,700
               9/7/99        22.19      120,400
               9/8/99        22.06      214,200
               9/9/99        21.59      141,400
              9/10/99        21.63      172,300
              9/13/99        21.88      174,000
              9/14/99        20.88      138,200
              9/15/99        20.50      210,300
              9/16/99        20.50      226,000
              9/17/99        20.94       93,800
              9/20/99        21.44      170,900
              9/21/99        21.19      166,900
              9/22/99        21.75       98,500
              9/23/99        20.88      119,300
              9/24/99        21.19       90,400
              9/27/99        22.13      223,500
              9/28/99        21.13      286,900
              9/29/99        21.81       87,400
              9/30/99        22.44      228,200
              10/1/99        22.50      255,700
              10/4/99        22.00      166,900
              10/5/99        21.75      159,000
              10/6/99        23.00      317,100
              10/7/99        22.00      244,900
              10/8/99        21.88      106,400
             10/11/99        21.69       84,100
             10/12/99        21.08      100,400
             10/13/99        20.81      218,000
             10/14/99        20.25      188,500
             10/15/99        20.25      384,500
             10/18/99        20.25      253,800
             10/19/99        20.50      424,900
             10/20/99        20.38      306,700
             10/21/99        20.00      236,700
             10/22/99        19.88      409,100
             10/25/99        19.50      428,600
             10/26/99        19.50      438,000
             10/27/99        19.56      395,500
             10/28/99        20.63      386,400
             10/29/99        20.06      206,300
              11/1/99        19.94      237,300
              11/2/99        20.94      219,200
              11/3/99        21.25      334,600
              11/4/99        20.88      628,100
              11/5/99        20.81      388,500
              11/8/99        20.38      294,000
              11/9/99        20.69      198,500
             11/10/99        20.69      148,800
             11/11/99        20.81      202,200
             11/12/99        20.88      118,400
             11/15/99        20.88      157,100
             11/16/99        21.00      193,500
             11/17/99        20.94      233,700
             11/18/99        20.69      142,200
             11/19/99        20.50      159,800
             11/22/99        20.38      113,100
             11/23/99        19.94      146,600
             11/24/99        20.19      147,500
             11/26/99        19.94       26,200
             11/29/99        20.13      152,100
             11/30/99        20.25      218,000
              12/1/99        20.16      208,800
              12/2/99        20.06      157,500
              12/3/99        20.13      136,700
              12/6/99        19.44      198,000
              12/7/99        19.75      148,800
              12/8/99        19.69      974,500
              12/9/99        19.25      548,900
             12/10/99        19.50      560,600
             12/13/99        18.81      338,800
             12/14/99        18.25      404,900
             12/15/99        18.25      557,000
             12/16/99        17.38      390,100
             12/17/99        18.13      558,400
             12/20/99        17.44      262,500
             12/21/99        18.56      289,700
             12/22/99        17.75      517,200
             12/23/99        17.63      433,700
             12/27/99        17.44      294,200
             12/28/99        17.13      345,800
             12/29/99        18.00      325,400
             12/30/99        17.75      347,900
             12/31/99        18.31      281,900
               1/3/00        17.63      450,600
               1/4/00        16.75      346,200
               1/5/00        16.75      693,800
               1/6/00        16.75      367,300
               1/7/00        16.44      841,000
              1/10/00        16.69      617,200
              1/11/00        16.06      598,100
              1/12/00        16.38      532,800
              1/13/00        17.63      866,900
              1/14/00        17.13      518,000
              1/18/00        17.75      604,300
              1/19/00        17.44      381,800
              1/20/00        17.13      495,800
              1/21/00        17.13      291,000
              1/24/00        16.94      254,800
              1/25/00        17.06      217,200
              1/26/00        17.31      363,100
              1/27/00        17.69      435,400
              1/28/00        17.88      329,700
              1/31/00        18.50      425,700
               2/1/00        18.94      498,500
               2/2/00        18.63      216,000
               2/3/00        19.31      520,700
               2/4/00        19.63      519,000
               2/7/00        19.56      423,000
               2/8/00        19.69      445,400
               2/9/00        18.81      590,900
              2/10/00        18.13      357,500
              2/11/00        17.69      601,000
              2/14/00        17.56      482,600
              2/15/00        17.88      376,000
              2/16/00        18.50      328,200
              2/17/00        18.41      504,600
              2/18/00        18.19      268,200
              2/22/00        18.44      357,200
              2/23/00        18.13      227,100
              2/24/00        17.88      232,900
              2/25/00        17.88      302,400
              2/28/00        17.75      311,300
              2/29/00        17.38      456,900
               3/1/00        17.94      257,700
               3/2/00        17.50      224,700
               3/3/00        17.63      263,200
               3/6/00        17.25      408,300
               3/7/00        16.81      523,800
               3/8/00        16.69    1,315,800
               3/9/00        17.06      495,400
              3/10/00        16.81      421,300
              3/13/00        16.56      309,400
              3/14/00        16.75      508,000
              3/15/00        16.81      272,700
              3/16/00        17.94      647,700
              3/17/00        17.94      356,200
              3/20/00        17.06      197,600
              3/21/00        17.56      263,800
              3/22/00        17.94      239,700
              3/23/00        18.06      267,800
              3/24/00        17.88      327,200
              3/27/00        17.38      153,200
              3/28/00        17.63      241,400
              3/29/00        17.19      393,700
              3/30/00        17.00      277,700
              3/31/00        17.44      314,500
               4/3/00        17.69      791,100
               4/4/00        17.94      535,500
               4/5/00        17.56      544,800
               4/6/00        17.63      247,500
               4/7/00        17.56      221,500
              4/10/00        17.19      344,300
              4/11/00        17.44      339,600
              4/12/00        17.38      412,400
              4/13/00        17.56      381,100
              4/14/00        16.56      425,700
              4/17/00        17.00      390,100
              4/18/00        17.56      382,300
              4/19/00        17.13      256,000
              4/20/00        17.44      298,900
              4/24/00        17.06      213,900
              4/25/00        17.50      342,100
              4/26/00        17.81      424,200
              4/27/00        18.13      482,600
              4/28/00        18.69      209,700
               5/1/00        18.56      451,300
               5/2/00        18.50      306,500
               5/3/00        18.06      345,600
               5/4/00        17.50      423,500
               5/5/00        18.50      219,700
               5/8/00        18.31      251,800
               5/9/00        17.50      412,700
              5/10/00        17.31      616,500
              5/11/00        17.50      400,900
              5/12/00        17.63      305,300
              5/15/00        17.81      373,300
              5/16/00        17.81      334,000
              5/17/00        17.50      455,800
              5/18/00        17.50      426,100
              5/19/00        17.31      379,600
              5/22/00        17.38      559,700
              5/23/00        17.19      357,200
              5/24/00        17.31      426,700
              5/25/00        17.00      432,700
              5/26/00        16.81      401,400
              5/30/00        17.00      562,000
              5/31/00        17.06      337,700
               6/1/00        17.56      300,100
               6/2/00        17.63      673,400
               6/5/00        17.19      914,700
               6/6/00        17.25      574,400
               6/7/00        17.06      855,600
               6/8/00        17.06    1,393,100
               6/9/00        17.00      509,800
              6/12/00        17.25      451,400
              6/13/00        17.56      640,800
              6/14/00        17.44      569,800
              6/15/00        17.19      452,300
              6/16/00        17.31      574,000
              6/19/00        17.31      396,700
              6/20/00        17.13      390,000
              6/21/00        17.13      304,800
              6/22/00        17.00      345,400
              6/23/00        17.13      290,400
              6/26/00        17.00      249,500
              6/27/00        17.25      331,600
              6/28/00        17.25      344,500
              6/29/00        17.13      370,700
              6/30/00        17.00      533,900
               7/3/00        17.75      424,900
               7/5/00        17.44      235,700
               7/6/00        17.75      244,100
               7/7/00        17.63      383,900
              7/10/00        17.56      341,300
              7/11/00        17.56      371,300
              7/12/00        17.69      231,500
              7/13/00        17.69      265,400
              7/14/00        17.56      208,900
              7/17/00        17.56      261,500
              7/18/00        17.63      326,200
              7/19/00        17.56      267,600
              7/20/00        17.63      239,100
              7/21/00        17.63      249,000
              7/24/00        17.69      248,900
              7/25/00        18.00      385,700
              7/26/00        18.06      342,400
              7/27/00        18.00      323,600
              7/28/00        18.19      494,400
              7/31/00        18.94      622,600
               8/1/00        19.00      432,200
               8/2/00        19.19      416,200
               8/3/00        19.63      468,700
               8/4/00        19.63      482,700
               8/7/00        19.69      198,600
               8/8/00        19.88      223,500
               8/9/00        19.63      454,400
              8/10/00        19.75      256,300
              8/11/00        20.00      337,300
              8/14/00        20.06      253,100
              8/15/00        19.94      381,700
              8/16/00        20.00      188,600
              8/17/00        19.81      315,500
              8/18/00        19.50      252,300
              8/21/00        20.06      258,000
              8/22/00        20.13      473,500
              8/23/00        20.06      174,600
              8/24/00        20.00      268,000
              8/25/00        20.00      264,600
              8/28/00        20.13      219,400
              8/29/00        19.94      250,500
              8/30/00        20.06      235,300
              8/31/00        20.25      225,700
               9/1/00        20.06      252,100
               9/5/00        20.00      238,100
               9/6/00        20.25      226,900
               9/7/00        20.25      229,200
               9/8/00        20.38      183,800
              9/11/00        20.38      256,100
              9/12/00        21.13      381,600
              9/13/00        21.00      651,400
              9/14/00        20.69      299,800
              9/15/00        20.50      316,200
              9/18/00        19.69      380,800
              9/19/00        20.38      259,900
              9/20/00        19.25      529,100
              9/21/00        19.75    2,717,500
              9/22/00        20.13      766,000
              9/25/00        20.19      769,900
              9/26/00        20.06      596,900
              9/27/00        20.44      743,000
              9/28/00        20.75      594,300
              9/29/00        20.75      396,700
              10/2/00        20.69      440,600
              10/3/00        18.50    1,449,600
              10/4/00        19.00      933,200
              10/5/00        19.56      958,000
              10/6/00        19.69    1,068,200
              10/9/00        19.88      794,500
             10/10/00        19.56      694,100
             10/11/00        19.75      312,900
             10/12/00        18.81      550,400
             10/13/00        19.44      256,200
             10/16/00        19.50      315,400
             10/17/00        19.38      530,000
             10/18/00        19.06      341,300
             10/19/00        19.31      247,300
             10/20/00        19.50      217,600
             10/23/00        18.94      198,300
             10/24/00        19.13      457,700
             10/25/00        19.31      226,700
             10/26/00        19.31      340,500
             10/27/00        19.88      401,400
             10/30/00        20.38      250,000
             10/31/00        20.63      395,200
              11/1/00        20.63      275,000
              11/2/00        20.56      310,800
              11/3/00        20.63      175,800
              11/6/00        20.88      266,700
              11/7/00        20.13      458,200
              11/8/00        20.00      719,800
              11/9/00        20.00      388,600
             11/10/00        19.56      186,200
             11/13/00        19.81      215,700
             11/14/00        20.27      299,800
             11/15/00        20.31      259,000
             11/16/00        20.13      259,900
             11/17/00        20.13      288,100
             11/20/00        20.19      484,900
             11/21/00        20.38      376,100
             11/22/00        20.38      266,800
             11/24/00        20.31      118,700
             11/27/00        20.38      361,600
             11/28/00        20.13      195,400
             11/29/00        20.13      231,900
             11/30/00        20.44      370,300
              12/1/00        20.69      388,400
              12/4/00        19.81      546,200
              12/5/00        20.56      569,500
              12/6/00        20.31      258,100
              12/7/00        20.38      182,500
              12/8/00        21.00      474,400
             12/11/00        21.38      480,700
             12/12/00        20.94      254,100
             12/13/00        20.31      301,500
             12/14/00        20.38      200,600
             12/15/00        20.56      293,800
             12/18/00        20.88      243,000
             12/19/00        20.38      261,400
             12/20/00        20.00      410,200
             12/21/00        20.50      386,000
             12/22/00        20.94      259,300
             12/26/00        20.94      301,000
             12/27/00        21.00      219,100
             12/28/00        21.06      417,900
             12/29/00        20.88      345,000
               1/2/01        20.69      342,800
               1/3/01        21.13      954,600
               1/4/01        21.19      458,900
               1/5/01        21.06      506,400
               1/8/01        21.13      294,100
               1/9/01        21.31      349,500
              1/10/01        22.00      612,200
              1/11/01        22.50      471,100
              1/12/01        22.25      800,200
              1/16/01        22.63      365,000
              1/17/01        22.13      322,300
              1/18/01        22.06      502,600
              1/19/01        22.13      370,100
              1/22/01        22.88      534,800
              1/23/01        23.00      379,600
              1/24/01        23.00      393,100
              1/25/01        22.88      465,200
              1/26/01        23.00      357,800
              1/29/01        23.00      465,600
              1/30/01        23.00      413,400
              1/31/01        23.06      652,900
               2/1/01        23.38      589,700
               2/2/01        23.75      321,300
               2/5/01        24.00      425,300
               2/6/01        24.25      616,300
               2/7/01        24.25      590,500
               2/8/01        24.25      301,400
               2/9/01        24.13      507,900
              2/12/01        24.06      392,300
              2/13/01        24.19      608,700
              2/14/01        23.50    1,057,000
              2/15/01        23.63      640,400
              2/16/01        23.75      312,400
              2/20/01        23.94      435,600
              2/21/01        23.69      480,200
              2/22/01        23.56      484,100
              2/23/01        23.50      512,400
              2/26/01        23.75      280,900
              2/27/01        24.06      692,000
              2/28/01        23.88      446,500
               3/1/01        24.00      224,600
               3/2/01        24.13      398,100
               3/5/01        24.31      225,100
               3/6/01        24.63      231,600
               3/7/01        24.94      301,800
               3/8/01        24.94      347,800
               3/9/01        24.81      277,000
              3/12/01        23.94      223,500
              3/13/01        24.38      311,300
              3/14/01        23.38      469,500
              3/15/01        23.38      478,100
              3/16/01        22.50      445,900
              3/19/01        22.88      476,900
              3/20/01        22.13      307,500
              3/21/01        21.94      546,000
              3/22/01        21.19      760,200
              3/23/01        22.19      424,400
              3/26/01        22.94      237,200
              3/27/01        23.13      371,100
              3/28/01        22.69      223,700
              3/29/01        22.75      453,100
              3/30/01        20.13    2,184,900
               4/2/01        20.63    1,024,900
               4/3/01        21.06      899,600
               4/4/01        20.75    1,276,400
               4/5/01        21.88      978,500
               4/6/01        20.94      595,000
               4/9/01        21.60      320,000
              4/10/01        21.58      429,200
              4/11/01        19.57    1,878,300
              4/12/01        20.25      887,500
              4/16/01        19.90      723,800
              4/17/01        19.88      611,600
              4/18/01        19.90    1,240,500
              4/19/01        20.04      814,800


                                                     ---------------------------
48                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

ALLC - Shareholder Profile
--------------------------------------------------------------------------------

                                               SHARES                    BENEFICIAL
INSTITUTIONAL INVESTORS (1)                  HELD (000S)                 OWNERSHIP
--------------------------                   -----------                 ---------
Goldman Sachs                                   2,918                      3.4%
Lazard Freres                                   1,889                      2.2%
Franklin Resource                               1,817                      2.1%
JP Morgan                                       1,682                      2.0%
T Rowe Price                                    1,419                      1.7%
Barclays Global                                 1,379                      1.6%
Fenimore Asset                                  1,096                      1.3%
Managers Fund                                     743                      0.9%
Vanguard Group                                    733                      0.9%
Mellon Bank                                       728                      0.8%
Axe-Houghton                                      711                      0.8%
State Street                                      642                      0.7%
Schroder Investments                              629                      0.7%
Merrill Lynch                                     605                      0.7%
Commonwealth of PA                                572                      0.7%
Neuberger & Berman                                561                      0.7%
Loomis Sayles                                     523                      0.6%
Ashford Capital Management                        516                      0.6%
Wallace R. Weitz & Co.                            501                      0.6%
All Other Institutional Investors              11,297                     13.2%
                                           ----------
                                               30,960                     36.1%

INSTITUTIONAL INVESTORS                        30,960                     36.1%
MANAGEMENT                                      5,177                      6.0%
ESTIMATED RETAIL FLOAT                         49,741                     57.9%
                                           ----------                 ----------
TOTAL SHARES OUTSTANDING(3)                    85,878                    100.0%


(1) Source: Bloomberg

(2) Source: March 28, 2001 Proxy

(3) Source: Shares outstanding as of March 16, 2001


                                              SHARES                BENEFICIAL
 DIRECTORS AND OFFICERS (2)                 HELD (000S)             OWNERSHIP
 --------------------------                 -----------             ---------
 William L. Walton                             1,196                   1.4%
 Joan M. Sweeney                                 584                   0.7%
 G. Cabell Williams, III                         583                   0.7%
 John M. Scheurer                                551                   0.6%
 George C. Williams, Jr.                         433                   0.5%
 Philip A. McNeill                               342                   0.4%
 Guy T. Steuart, II                              333                   0.4%
 Warren K. Montouri                              241                   0.3%
 Thomas H. Westbrook                             237                   0.3%
 Scott S. Binder                                 190                   0.2%
 Penni F. Roll                                   111                   0.1%
 Samuel B. Guren                                 103                   0.1%
 All Other Management                            273                   0.3%
                                           ----------
                                               5,177                   6.0%




                                   [PIE CHART]


                                BENEFICIAL OWNERSHIP
Institutional Investors         36.1%
Management                      6.0%
Estimated Retail Float          57.9%

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49                                                     JANNEY MONTGOMERY SCOTT
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

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SELECTED ALLC RESEARCH REPORTS






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                                                       JANNEY MONTGOMERY SCOTT
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